UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ORCHESTRA BIOMED HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ORCHESTRA BIOMED HOLDINGS, INC.
150 Union Square Drive
New Hope, PA 18938

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 12:00 p.m. (noon) Eastern Time on Tuesday, June 23, 2026

Dear Stockholders of Orchestra BioMed Holdings, Inc.:

We cordially invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Orchestra BioMed Holdings, Inc., a Delaware corporation (the “Company” or “Orchestra”), which will be held virtually on Tuesday, June 23, 2026 at 12:00 p.m. (noon) Eastern Time via live audio webcast on the Internet at www.virtualshareholdermeeting.com/OBIO2026, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect three Class III directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified (the “Director Election Proposal”);

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

3.	To approve the Orchestra BioMed Holdings, Inc. 2026 Employee Stock Purchase Plan;

4.	To adopt an advisory (non-binding) resolution approving the compensation of our “named executive officers” ;

5.	To conduct an advisory (non-binding) vote on the frequency of future advisory (non-binding) votes on the compensation of our “named executive officers”; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

In order to provide expanded access to our stockholders, our board of directors has determined to hold a live audio webcast in lieu of an in-person meeting. You will be able to vote and submit your questions during the meeting at www.virtualshareholdermeeting.com/OBIO2026. Although no physical in-person meeting will be held, we designed the format of the Annual Meeting to ensure that our stockholders who attend the Annual Meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting. We encourage you to vote your shares prior to the Annual Meeting either by Internet or by proxy card to help make this meeting format as efficient as possible.

Our board of directors has fixed the close of business on April 28, 2026 as the record date for the Annual Meeting. All stockholders as of the close of business on April 28, 2026 are cordially invited to attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/OBIO2026. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

We are providing our proxy materials to our stockholders over the Internet. This reduces our environmental impact and our costs while ensuring our stockholders have timely access to this important information. Accordingly, stockholders at the close of business on April 28, 2026 will receive a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) with details on accessing these materials.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About These Proxy Materials and Voting” and the instructions on the Notice of Internet Availability, proxy card or voting instruction form. If you have any questions or need assistance voting your shares, please contact:

Orchestra BioMed Holdings, Inc.
150 Union Square Drive
New Hope, Pennsylvania 18938
Attention: Secretary
(215) 862-5797
info@orchestrabiomed.com

We appreciate your continued support of Orchestra.

By order of the Board of Directors,

David P. Hochman
Chief Executive Officer and Chairman of the Board of Directors

Important notice regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 23, 2026. This Notice of the Annual Meeting, the accompanying Proxy Statement and our 2025 Annual Report on Form 10-K are available free of charge at proxyvote.com.

TABLE OF CONTENTS

PAGE

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	8
PROPOSAL NO. 1 ELECTION OF DIRECTORS	23
PROPOSAL NO. 2 EY RATIFICATION PROPOSAL	24
REPORT OF THE AUDIT COMMITTEE	26
PROPOSAL NO. 3 ESPP PROPOSAL	27
EXECUTIVE OFFICERS	33
EXECUTIVE COMPENSATION	34
EQUITY COMPENSATION PLAN INFORMATION	49
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	51
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	54
PROPOSAL NO. 4 SAY-ON-PAY PROPOSAL	56
PROPOSAL NO. 5 SAY-ON-FREQUENCY PROPOSAL	57
2025 ANNUAL REPORT AND SEC FILINGS	58
OTHER MATTERS	58

i

ORCHESTRA BIOMED HOLDINGS, INC.

PROXY STATEMENT
FOR
2026 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by our board of directors (our “Board”) for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Orchestra BioMed Holdings, Inc., a Delaware corporation (the “Company,” “Orchestra,” “we, “us” or “our”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held virtually on Tuesday, June 23, 2026, at 12:00 p.m. (noon) Eastern Time via live audio webcast at www.virtualshareholdermeeting.com/OBIO2026.

The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) is first being mailed on or about April 30, 2026 to all stockholders entitled to vote at the Annual Meeting.

January 2023 Business Combination

We were incorporated in the Cayman Islands in 2020, as a special purpose acquisition company under the name Health Sciences Acquisitions Corporation 2 (“HSAC2”). On January 26, 2023, Orchestra BioMed, Inc. and HSAC2 consummated a business combination pursuant to which, among other things, Orchestra BioMed, Inc. became a wholly owned subsidiary of HSAC2 and HSAC2 changed its name to Orchestra BioMed Holdings, Inc. (the “Business Combination”).

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. The Notice of Internet Availability containing instructions on how to access our proxy materials is first being mailed on or about April 30, 2026 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice of Internet Availability. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

Will I receive any other proxy materials by mail?

You will not receive any other proxy materials by mail unless you request (or have previously requested) a paper copy of proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Orchestra encourages you to take advantage of the availability of the proxy materials on the Internet.

What matters am I voting on?

You will be voting on:

●	the election of three Class III directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified (the “Director Election Proposal”);

●	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (the “EY Ratification Proposal”);

●	the approval of the Orchestra BioMed Holdings, Inc. 2026 Employee Stock Purchase Plan (the “ESPP Proposal”);

●	the adoption of an advisory (non-binding) resolution approving the compensation of our Named Executive Officers (as defined below), as described in this Proxy Statement (the “Say-on-Pay Proposal”);

●	an advisory (non-binding) vote on the frequency of future advisory (non-binding) votes on the compensation of our Named Executive Officers, as described in this Proxy Statement (the “Say-on-Frequency Proposal”); and

●	any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the Board recommend I vote on these proposals?

Our Board unanimously recommends that you vote:

●	“For” the election of each of David Hochman, Darren Sherman and Eric Fain as Class III directors;

●	“For” the EY Ratification Proposal;

●	“For” the ESPP Proposal;

●	“For” the Say-on-Pay Proposal; and

●	“For” the option of having future “say-on-pay” votes every “1 year” with respect to the Say-on-Frequency Proposal.

What if another matter is properly brought before the meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 28, 2026, the record date for the Annual Meeting (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 59,880,715 shares of our common stock outstanding, all of which are shares of voting common stock. Each share of common stock is entitled to one vote on each proposal.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, vote live at the Annual Meeting, or vote by proxy through the Internet. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting and will generally be permitted to vote at Annual Meeting. See “—How do I attend the Annual Meeting?” If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use instead of a proxy card. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

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What is a broker non-vote?

Under rules that govern banks, brokers and others that have record ownership of company stock held in brokerage accounts for their clients that beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on “routine” matters (“routine matters”), but cannot vote uninstructed shares on “non-routine” matters (“non-routine matters”). Only the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is considered a routine matter at the Annual Meeting under these rules. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to routine matters but must expressly state that the broker is not voting as to non-routine matters. The broker’s inability to vote with respect to the non-routine matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote”.

How many votes are needed for approval of each proposal?

●	Proposal No. 1: The election of directors requires a plurality of the vote of the shares of our common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, only “For” votes will affect the outcome, and any shares not voted “For” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on each of the nominees for election as a director.

●	Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of the holders of a majority of the shares of our common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Stockholder abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Proposal 2 is considered a routine matter. Because a bank, broker, trustee, or other nominee may generally vote in their discretion on routine matters, we do not expect for there to be broker non-votes connection with this proposal.

●	Proposal No. 3: Approval of the ESPP Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Stockholder abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes are not considered shares present and entitled to vote on this proposal, and thus, will have no effect on the outcome of the voting on this proposal.

●	Proposal No. 4: Approval of the Say-on-Pay Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Stockholder abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes are not considered shares present and entitled to vote on this proposal, and thus, will have no effect on the outcome of the voting on this proposal.

●	Proposal No. 5: You may select “1 Year”, “2 Years,” “3 Years” or “Abstain” with respect to the Say-on-Frequency Proposal. You are not voting to approve or disapprove the Board’s recommendation on the Say-on-Frequency Proposal. The selection that receives the greatest number of votes cast at the Annual Meeting will be deemed to have received the recommendation of the stockholders. Stockholder abstentions and broker non-votes will have no effect on the outcome of the voting on this proposal.

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A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our bylaws (our “Bylaws”) and Delaware law. The presence, in person, by remote communication, or by proxy, duly authorized, of the holders of one-third of the voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. On the Record Date, there were 59,880,715 shares outstanding and entitled to vote. Thus, the holders of at least 19,960,239 shares must be present in person or by remote communication, if applicable, or represented by proxy at the meeting to have a quorum. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are three ways to vote:

●	by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on Monday, June 22, 2026 (have your Notice of Internet Availability or proxy card in hand when you visit the website);

●	by phone at 1-800-690-6903 until 11:59 p.m. Eastern Time on Monday, June 22, 2026 (have your Notice of Internet Availability or proxy card in hand when you call);

●	by completing and mailing your proxy card (if you received printed proxy materials); or

●	by Internet during the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described below under the heading “—How do I attend the Annual Meeting?” and are also posted at www.virtualshareholdermeeting.com/OBIO2026.

If you are a street name stockholder, your broker, bank or other nominee will send you printed copies of the proxy materials or provide instructions on how to access proxy materials electronically. You are entitled to direct your broker, bank or other nominee how to vote your shares by following the voting instructions that your broker, bank or other nominee provides to you.

If you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

Yes, if you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by Internet;

●	completing and returning a later-dated proxy card;

●	notifying our Secretary, in writing, at Orchestra BioMed Holdings, Inc., 150 Union Square Drive, New Hope, PA 18938; or

●	attending and voting electronically at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

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Will my vote be kept confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Orchestra will not disclose the proxy instructions or ballots of individual stockholders, except:

●	To allow for the tabulation and certification of votes;

●	To facilitate a successful proxy solicitation;

●	To assert claims for Orchestra;

●	To defend claims against Orchestra; and

●	As necessary to meet applicable legal requirements.

If you write comments on your proxy card or ballot, the proxy card or ballot may be forwarded to Orchestra’s management and our Board to review your comments.

Why won’t there be an in-person meeting this year?

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. A virtual meeting enables increased stockholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more stockholders to attend the Annual Meeting. Although no physical in-person meeting will be held, we designed the format of the Annual Meeting to ensure that our stockholders who attend the Annual Meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting. You will be able to submit questions during the meeting through the virtual Annual Meeting web portal at www.virtualshareholdermeeting.com/OBIO2026.

How do I attend the Annual Meeting?

You will need to use your 16-digit control number on your Notice of Internet Availability or proxy card to log into www.virtualshareholdermeeting.com/OBIO2026. You are entitled to attend and participate in the virtual Annual Meeting if you were an Orchestra stockholder as of the close of business on the Record Date. If you do not comply with the procedures for attending the Annual Meeting described in this Proxy Statement or were not an Orchestra stockholder as of the Record Date, you may not attend the Annual Meeting. Instructions on how to participate in the Annual Meeting are also posted online at www.virtualshareholdermeeting.com/OBIO2026. Use of recording devices is prohibited while virtually attending the live audio webcast.

When does online check-in for the Annual Meeting begin?

The Annual Meeting audio webcast will begin promptly at 12:00 p.m. (noon) Eastern Time on Tuesday, June 23, 2026. We encourage you to access the Annual Meeting portal prior to the start time. Online check-in will begin approximately 15 minutes prior to the start of the Annual Meeting.

Even if you plan on attending the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in this Proxy Statement or the Notice of Internet Availability to ensure that your vote will be represented at the Annual Meeting.

How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting, please call the technical support number that will be posted on the log-in page for the virtual Annual Meeting.

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What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. David P. Hochman, Darren R. Sherman and Andrew L. Taylor have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

How are proxies solicited for the Annual Meeting?

Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice of Internet Availability?

If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability you receive to ensure that all of your shares are voted.

Where can I find the voting results of the Annual Meeting?

We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

Stockholders who share a single address will receive only one copy of the Notice of Internet Availability or other Annual Meeting materials, as the case may be, unless we or their broker, bank, trustee, or nominee has received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce printing and mailing costs. If any stockholders(s) sharing a single address wish to discontinue householding and receive a separate copy of the Notice of Internet Availability or other Annual Meeting materials, as the case may be, we will have a separate copy promptly delivered to you upon your written or oral request. To make the request, you may contact Broadridge, either by calling +1 (866) 540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717, and including their name, the name of their broker or other nominee (if any), and their account number(s). You may also contact Broadridge if you have received multiple copies of the Notice of Internet Availability or other Annual Meeting materials and prefer to receive a single copy in the future.

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What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals under Rule 14a-8. Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2026 annual meeting of stockholders must have submitted their proposals to the Secretary of the Company on or before December 31, 2026 (which is 120 calendar days before the anniversary of the date the Notice of Internet Availability relating to this Annual Meeting was first sent to stockholders), and must otherwise comply with the requirements of Rule 14a-8. In the event that we hold our 2027 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholders’ proposals must be received by any means reasonably calculated to inform stockholders. A proposal submitted to the Secretary of the Company should be submitted in writing to:

Orchestra BioMed Holdings, Inc.
150 Union Square Drive
New Hope, Pennsylvania 18938
Attention: Secretary

Stockholder Proposals under Our Bylaws. Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our notice of such annual meeting given by or at the direction of our Board, (ii) brought specifically by or at the direction of our Board or a duly authorized committee thereof or (iii) brought by any stockholder of the Company who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 5(b) of our Bylaws (the “Stockholder’s Notice”). To be timely for the 2027 annual meeting of stockholders, our Secretary must receive the Stockholder’s Notice at our principal executive offices (see address above in discussion of Rule 14a-8 proposals deadline):

●	not earlier than the close of business on February 23, 2027; and

●	not later than the close of business on March 25, 2027.

In the event that we hold the 2027 annual meeting of stockholders more than 30 days before or more than 30 days after the one-year anniversary of the Annual Meeting, then, for the Stockholder’s Notice to be timely, it must be received by the Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later than the 90th day prior to such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made.

Nomination of Director Candidates

Nominees Proposed Pursuant to our Bylaws. Our Bylaws also permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under the section titled “-Stockholder Proposals Under our Bylaws.”

Universal Proxy Rules. In addition to satisfying the foregoing requirements under our By-laws, including advance notice of director nominations, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Orchestra’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) no later than April 24, 2027, except that, if the date of the 2027 annual meeting has changed by more than 30 calendar days from the date of the 2026 annual meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 annual meeting is first made by the Company. Such notice may be mailed to our Secretary at the address above.

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Stockholder Recommendations Regarding Director Candidates. Holders of our common stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance-Stockholder Recommendations and Nominations to the Board of Directors.”

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of our Board. Our Board consists of eight directors, all of whom, other than David P. Hochman and Darren R. Sherman, qualify as “independent directors” under the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”), including Nasdaq Listing Rule 5605(a)(2). Our Board is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the name, age and certain other information for each of the members of our Board with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our Board:

Directors with Terms Expiring at the Annual Meeting/Nominees	Class	Age(1)	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
David P. Hochman	III	50	Chief Executive Officer, Chairman of the Board and Director	2023	2026	2029
Darren R. Sherman	III	54	President, Chief Operating Officer and Director	2023	2026	2029
Eric S. Fain, M.D.(2)(4)	III	65	Lead Independent Director*	2023	2026	2029
Continuing Directors
Chris Cleary(3)	II	65	Director*	2025	2028	-
Pamela A. Connealy(2)(3)	II	64	Director*	2023	2028	-
David Pacitti(3)(4)	II	60	Director*	2024	2028	-
Jason Aryeh(2)(4)	I	57	Director*	2023	2027	-
John Mack(3)	I	61	Director*	2024	2027	-

(1)	As of the Record Date.

(2)	Member of the Nominating and Corporate Governance Committee

(3)	Member of the Audit Committee

(4)	Member of the Compensation Committee

*	Independent Director.

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Nominees for Director

David P. Hochman - Chief Executive Officer, Chairman of the Board and Director

Mr. Hochman has served as the Chairman of our Board and as our Chief Executive Officer since the closing of the Business Combination in January 2023. From May 2018 to the closing of the Business Combination, he served as Orchestra BioMed, Inc.’s Chief Executive Officer and Chairman of the Orchestra BioMed, Inc. board of directors (“Orchestra Board, Inc. Board”). He also co-founded Orchestra BioMed, Inc. and its predecessors, which predecessors are now our wholly-owned subsidiaries, Caliber Therapeutics, LLC (“Caliber”), BackBeat Medical, LLC (“BackBeat”) and FreeHold Surgical, LLC (“FreeHold”). Mr. Hochman served as a member of the boards of directors of Caliber, FreeHold and BackBeat from December 2008, December 2010 and June 2010, respectively, until November 2018. He also served as BackBeat’s President from its inception in June 2010 until May 2018. Mr. Hochman served as a board observer of Vivasure Medical Limited from 2019 until January 2026, when it was acquired by Haemonetics Corporation (NYSE: HAE). Mr. Hochman has over 28 years of healthcare entrepreneurial, venture capital and investment banking experience. From 2006 until December 2019, he co-founded and was Managing Partner of Orchestra Medical Ventures, LLC (“OMV”), a medical technology venture capital firm. Funds managed by OMV were stockholders of Orchestra Medical, Inc. prior to their dissolution. From December 2009 to until its purchase by Orchestra BioMed, Inc. in December 2019, Mr. Hochman served as President and a board member of Accelerated Technologies, Inc., a medical device accelerator company managed by OMV that helped create the concepts for BackBeat Cardiac Neuromodulation Therapy (“BackBeat CNT”), Virtue Sirolimus AngioInfusion Balloon (“Virtue SAB”), FreeHold devices, the Pure-Vu system and PerQSeal. From December 2016 to September 2023, Mr. Hochman served as a member of the board of directors of Motus GI, a former Nasdaq-listed medical technology company in which Orchestra had a strategic investment, and as its Chairman of the Board from December 2016 to April 2023. From December 2013 until September 2020, Mr. Hochman was a co-founder and board member of Corbus Pharmaceuticals Holdings, Inc. (Nasdaq: CRBP), a Nasdaq-listed clinical stage biopharmaceutical company. Prior to co-founding OMV, Mr. Hochman was Chief Executive Officer of Spencer Trask Edison Partners, LLC, an investment partnership focused on early stage healthcare companies, from 2002 to 2006. He was also Managing Director of private equity firm Spencer Trask Ventures, Inc. from 2000 to 2006, during which time he led financing transactions for over twenty early-stage companies raising over $420.0 million. From 1999 to 2006, Mr. Hochman was a board advisor of Health Dialog Services Corporation, a leader in collaborative healthcare management that was acquired in 2008 by the British United Provident Association for $750.0 million. From 2005 to 2007, he was a co-founder and board member of PROLOR Biotech, Inc., a formerly NYSE-listed biopharmaceutical company developing longer lasting versions of approved therapeutic proteins, which was purchased by Opko Health, Inc. in 2013 for over $600.0 million. He currently serves as President and a board member of the Mollie Parnis Livingston Foundation. He earned a B.A. with honors from the University of Michigan.

We believe that Mr. Hochman’s role as a co-founder of Orchestra BioMed, Inc.’s predecessors and founder of Orchestra BioMed, Inc., his experience in healthcare innovation and venture capital, his leadership at other companies, including publicly-traded medical technology and biotechnology companies, his financial experience, and his extensive knowledge of our business based on his years as Chief Executive Officer provide him with the qualifications and skills to serve on our Board.

Darren R. Sherman - President, Chief Operating Officer, Director and Founder

Mr. Sherman has served as President and Chief Operating Officer and a member of our Board since the closing of the Business Combination in January 2023. From May 2018 to the closing of the Business Combination, he served as Orchestra BioMed, Inc.’s President and Chief Operating Officer and a member of the Orchestra BioMed, Inc. Board. He also co-founded Orchestra BioMed, Inc. and its predecessors, which predecessors are now our wholly-owned subsidiaries, Caliber, BackBeat and FreeHold. Mr. Sherman served as Chief Executive Officer of Caliber from 2009 to May 2018 and as Chief Executive Officer and President of FreeHold from 2012 to May 2018. He also served as a board member of Caliber, FreeHold and BackBeat from 2009, 2012 and 2010, respectively, until November 2018. From 2009 until December 2019, Mr. Sherman was Managing Partner of OMV, a medical technology venture capital firm. Funds managed by OMV were stockholders of Orchestra BioMed, Inc. prior to their dissolution. From 2009 to December 2019, Mr. Sherman also served as Chief Technical Officer of Accelerated Technologies, Inc., a medical device accelerator company managed by OMV that Orchestra acquired in December 2019. Mr. Sherman has over 25 years of management and entrepreneurial experience in the medical technology industry spanning interventional cardiology, cardiac electrophysiology, sudden cardiac death, stroke, surgery, GI, and neurovascular therapies. From 2009 until August 2016, he served on the board of directors of Vivasure Medical Limited, in which Orchestra held a strategic investment prior to its acquisition by Haemonetics Corporation (NYSE: HAE) in January 2026. He served as a director of Motus GI, a former Nasdaq-listed medical technology company in which Orchestra had a strategic investment, from December 2016 to September 2023. Prior to joining OMV, from February 2002 until March 2008, Mr. Sherman held various positions in executive management for Cordis Neurovascular, a Johnson & Johnson company that focused on leveraging technology into applications for the brain, including Executive Director of Research & Development and Director of Strategic Marketing. From January 1997 until February 2002, Mr. Sherman played an integral role in the formation and development of Revivant Corp., a company that designed, manufactured, and marketed AutoPulse and medical devices that automate cardiopulmonary resuscitation, prior to its acquisition by Zoll Medical Corporation, while working with Thomas J. Fogarty, M.D. at Fogarty Engineering Inc. From January 1995 until January 1997, Mr. Sherman held positions in research and development for Cardiac Pathways Corp., which manufactured minimally-invasive systems used to diagnose and treat cardiac tachyarrhythmias prior to its acquisition by Boston Scientific. Prior to Cardiac Pathways Corp., he worked at Baxter Healthcare, a healthcare company specializing in medical devices, pharmaceuticals and biotechnology. Mr. Sherman has authored more than 85 U.S. patents with an additional 100+ published applications. He earned a B.S. in Bioengineering from the University of California, San Diego.

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We believe that Mr. Sherman’s role as a co-founder of Orchestra BioMed, Inc.’s predecessors and founder of Orchestra BioMed, Inc., his experience in medical device innovation, his leadership at other companies, including medical technology companies, his product development experience, and his extensive knowledge of our business provide him with the qualifications and skills to serve on our Board.

Eric S. Fain, M.D.

Dr. Fain has served as a member of our Board and chairperson of the Compensation Committee since January 2023. Prior to that, he served as a director of Orchestra BioMed, Inc. from November 2018 until the consummation of the Business Combination. He previously served as a strategic advisor and a consultant to BackBeat, one of Orchestra BioMed, Inc.’s predecessors and now our wholly-owned subsidiary, from October 2017 to November 2018. Since July 2018, he has served as the President and Chief Executive Officer of Procyrion, Inc., a clinical stage medical device company developing catheter-based circulatory support technologies for congestive heart failure patients. Previously, he was the Group President of Cardiovascular and Neuromodulation at Abbott Laboratories from January 2017 until July 2017, a multinational medical devices and healthcare company, following its acquisition of medical device company St. Jude Medical, Inc. Dr. Fain became Group President of St. Jude Medical, Inc. in January 2015, where he was responsible for global sales, marketing, R&D and clinical/regulatory affairs across the entire St. Jude Medical portfolio worldwide. Dr. Fain joined St. Jude Medical in 1997 as Vice President of Systems Development as part of the company’s acquisition of Ventritex, Inc., where he had worked since 1987. He went on to become Senior Vice President of Clinical/ Regulatory Affairs for the St. Jude Medical Cardiac Rhythm Management Division (“CRMD”) in 1998. He was later promoted to Executive Vice President, Development and Clinical/Regulatory Affairs for CRMD in 2005 and then President of CRMD in 2007. Prior to his role as Group President, Dr. Fain was President of the company’s Implantable Electronic Systems Division beginning in 2012 when its CRMD and Neuromodulation Divisions merged. Dr. Fain earned an M.D. from Stanford University School of Medicine and a Sc.B. degree in applied math/biology from Brown University.

We believe that Dr. Fain’s extensive senior management experience in the life sciences sector, including his service as a top executive at one of the market leading global commercial companies in the medical device sector, as well as his medical background and financial and transaction structuring experience provide him with the qualifications and skills to serve on our Board.

Continuing Directors

Chris Cleary

Chris Cleary has served as a member of our Board and a member of the Audit Committee since January 2025. Since March 2024, Mr. Cleary has served as Chief Executive Officer of Biomergence Capital LLC, an advisory and consulting company. Mr. Cleary currently also serves as Chairman of Restore Medical, Inc, a medical device company focused on developing minimally invasive, catheter-based therapies for the treatment of congestive heart failure. He is also a member of the board of directors of Cirtec Medical Corporation, Pristine Surgical, LLC, Enterra Medical, Inc., and Intershunt Technologies, Inc. Prior to that, he served as Senior Vice President of Corporate Development for Medtronic plc (NYSE: MDT) (“Medtronic”), a leading global healthcare technology company, from February 2014 to March 2024, with responsibility for acquisitions, dispositions and minority investments. During 2014, Mr. Cleary led the corporate development efforts for Medtronic’s $50 billion acquisition of Covidien Group S.à.r.l. Mr. Cleary facilitated over 35 acquisitions and multiple structured and venture investments and orchestrated the $6 billion sale of Covidien Group S.à.r.l's medical supply assets to Cardinal Health Inc. (NYSE: CAH). Prior to 2014, Mr. Cleary was Chief Executive Officer of Alesia Capital Services, a management consulting firm for Fortune 500 companies, including Medtronic, Goldman Sachs, Ally, Macquarie Capital and Terex. From 1995 to 2011, Mr. Cleary led M&A teams within several businesses at GE Capital, closing acquisitions totaling more than $60 billion across over 200 transactions in the United States, Canada, Europe, Asia and Latin America. Mr. Cleary has also served as a member of the board of directors of Enterra Medical, Inc., a private medical device company since January 2022 and as a member of the board of Pristine Surgical LLC, a private medical device company, since May 2024. Mr. Cleary earned his B.A. in Biology from Colorado College.

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We believe that Mr. Cleary’s extensive experience in corporate development, strategic transactions, and investment in the healthcare and medical device sectors, including his leadership in major acquisitions and advisory roles for Fortune 500 companies, provides him with the qualifications and skills to serve on our Board.

Pamela Ann Connealy

Ms. Connealy has served as a member of our Board and chairperson of the Audit Committee since January 2023. Prior to that, she served as a director of Orchestra BioMed, Inc. from February 2020 until the consummation of the Business Combination. She has a wealth of leadership experience in biotech finance, business operations, strategic planning and management. She had served as the Chief Financial Officer and Chief Operating Officer of Pyxis Oncology, Inc. (Nasdaq: PYXS), a clinical stage oncology company from July 2021 to July 2025. Prior to Pyxis Oncology, Ms. Connealy served as Chief Financial Officer and Chief Human Resources Officer of Immunovant, Inc. (Nasdaq: IMVT), a biotech company focused on transformative therapies for patients with autoimmune diseases, from November 2019 to September 2021. At Immunovant, Inc., Ms. Connealy led finance, investor relations and human resources. She also has served as an advisor to Perfuse Therapeutics, an early-stage company focused on ophthalmic diseases, since October 2019. Prior to Immunovant, Inc., from August 2018 to November 2019, Ms. Connealy served as Chief Financial Officer, Chief Operating Officer and Chief Human Resources Officer of Kiva Microfunds, a San Francisco-based nonprofit organization focused on expanding financial access for underserved communities. From April 2015 to June 2018, she served as Global Head of Talent at the Bill & Melinda Gates Foundation, a private foundation, where she focused on talent management, compensation, benefits and global mobility. From March 2012 to November 2013, she served as Vice President of Business Operations at Salesforce.com Inc., an enterprise software company, and from March 2002 to April 2010, she served as Vice President and Corporate Officer at Genentech, Inc., a biotechnology company focused on developing, manufacturing and commercializing medicines to treat patients with serious and life-threatening medical conditions, with roles including Chief Financial Officer of Research & Development, Head of Global Procurement and other key global operational roles. Ms. Connealy earned an M.B.A. in finance from the University of St. Thomas and a B.S. in chemistry from Gannon University and has been a member of the Healthcare Business Women Association since 2002.

We believe that Ms. Connealy’s current and prior experience at leading life science companies, including as a chief financial officer, and her financial experience and expertise provide her with the qualifications and skills to serve on our Board.

David Pacitti

Mr. Pacitti has served as a member our Board since March 2024. Since April 2025, Mr. Pacitti has served as Chief Executive Officer of Avanos Medical, Inc. (NYSE: AVNS), a leading medical technology company. Prior to joining Avanos Medical, Inc., Mr. Pacitti served as President of Siemens Medical Solutions USA, Inc. and Head of the Americas, Siemens Healthineers, from February 2018 to March 2025. At Siemens, Mr. Pacitti was responsible for leading the marketing, sales, service, and support functions in North America and Latin America, across the entire Siemens Healthineers portfolio, including medical imaging, laboratory diagnostics, therapy solutions, and services. From October 2015 to February 2018, he served as President and Head of Healthcare, North America, Siemens Healthineers. From April 2013 to October 2015, Mr. Pacitti served as Division Vice President of U.S. Commercial Operations, Sales, and Marketing at Abbott Vascular, overseeing the company’s business in North America. As a member of the Senior Executive Staff, he worked with the CEO, CFO, and Research & Development team on business development initiatives and played pivotal roles in key launches, including Abbott Vascular’s first drug-eluting stent franchise and structural heart franchise. Prior to this position, Mr. Pacitti was Vice President of Abbott Vascular’s Commercial Operations from 2009 to 2013, and Vice President of Global Marketing from 2006 to 2009. He joined Abbott Vascular with its acquisition of Guidant Corp, where he served in positions of increasing responsibility from 1995 to 2006. Early in Mr. Pacitti’s career, he was a sales representative in Siemens’ Molecular Imaging business. Mr. Pacitti served as Board Chair for Gynesonics, from June 2021 to September 2023 and served as Board Member for Apollo Endo-Surgery from November 2017 to April 2023. He currently serves on the Boards of Advanced Medical Technology Association (AdvaMed), and the Siemens Foundation. Mr. Pacitti is also a member of the CEO Council for Growth at the Chamber of Commerce for Greater Philadelphia, the Children’s Hospital of Philadelphia Corporate Council, the Medical University of South Carolina (MUSC) President’s Advisory Group, and the NextGen Advisory Board for the University of Missouri. Mr. Pacitti earned a B.A. from Villanova University and an MBA from the University of Maryland Global Campus.

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We believe that Mr. Pacitti’s current and prior senior management experience, including his experience as CEO of a leading medical technology company and a president at one of the leading global commercial companies in the medical device sector, as well as his expertise in medical device marketing, sales, service and support, provide him with the qualifications and skills to serve on our Board.

Jason Aryeh

Mr. Aryeh has served as a member of our Board and chairperson of the Nominating and Corporate Governance Committee since January 2023. Prior to that, he served as a director of Orchestra BioMed, Inc. from November 2018 until the consummation of the Business Combination. He previously served as a strategic advisor to Orchestra BioMed, Inc. from July 2018 to November 2018. Mr. Aryeh is the founder and managing general partner of JALAA Equities, LP, a private investment fund focused on the biotechnology and medical device sectors, and has served in such capacity since 1997. Since September 2006, he has also served on the board of directors of Ligand Pharmaceuticals, Inc. (Nasdaq: LGND), a Nasdaq-listed biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines. He currently serves as chairman of its nominating and governance committee and has previously served as a member on its compensation committee. Since March 2021, Mr. Aryeh has also served on the board of directors of Anebulo Pharmaceuticals (Nasdaq: ANEB), a Nasdaq-listed biotechnology company, where he currently serves on the audit committee. Mr. Aryeh has also served as Executive Chair of Rio Grande Renewables, LLC, a renewable energy company he co-founded, since March 2009. He has served on the board of directors of multiple public and private life sciences companies since 2006, including Novelion Therapeutics Inc., which was a Nasdaq-listed biopharmaceutical company that focused on investing in science and clinical development of therapies for rare diseases, from November 2016 to August 2018, and its predecessor, QLT Inc., from June 2013 to November 2016. He also served on the Cystic Fibrosis Foundation’s Therapeutics board of directors from 2012 to February 2019. Mr. Aryeh earned a B.A. in economics, with honors, from Colgate University.

We believe that Mr. Aryeh’s finance background and extensive experience as a board member and an investor in life science companies, including his service as managing general partner of an investment fund focused on the life sciences sector and over 14 years as a board member of Ligand Pharmaceuticals, Inc., a leader in shared risk and reward partnering to drive innovation in the field of biopharmaceuticals, provide him with the qualifications and skills to serve on our Board.

John Mack

Mr. Mack has served as a member of our Board since July 2024. He most recently served as President of Cardiac Surgery for Medtronic, Inc. from November 2020 until his retirement in January 2023. Prior to that, Mr. Mack held several leadership positions at Medtronic, including Vice President and General Manager of Cardiac Surgery from April 2018 to November 2020, and Vice President of Business Development, Strategy, and Portfolio Management from April 2011 to September 2014. Mr. Mack also served as Co-Chair of Medtronic’s Joint Steering Committee, leading large-scale strategic planning and execution efforts. Since April 2025, Mr. Mack has served as an Executive Advisor to Water Street Healthcare Partners and serves on the Board of Directors of one of their portfolio companies, enableCV. Since April 2024, Mr. Mack has served as a member of the Board of Directors of the Minneapolis Heart Institute Foundation, a leading nonprofit cardiovascular and vascular research and education institution. He previously served as a Board Member of MC3 Cardiopulmonary from June 2018 to January 2023, as Board Chair of the Twin Cities American Heart Association from January 2016 to June 2021, and as a Board Member of Camp ODAYIN from January 2018 to December 2023. Mr. Mack earned a B.S. from the University of Minnesota.

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We believe Mr. Mack’s extensive leadership experience in the medical device industry, particularly in cardiac surgery and structural heart disease, along with his strategic planning expertise and board service, provides him with valuable insights and governance experience that qualify him to serve on our Board.

Composition of Our Board of Directors

The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management. Our Board meets on a regular basis and on an ad hoc basis as required. Our Board currently consists of eight directors. Our certificate of incorporation (“Charter”) and Bylaws provide that the authorized number of directors may be changed only by resolution approved by a majority of our Board. In accordance with our Charter, our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms are expiring will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

●	the Class I directors are Mr. Aryeh and Mr. Mack, and their terms will expire at our annual meeting of stockholders to be held in 2027;

●	the Class II directors are Mr. Cleary, Ms. Connealy and Mr. Pacitti, and their terms will expire at our annual meeting of stockholders to be held in 2028; and

●	the Class III directors are Mr. Hochman, Mr. Sherman and Dr. Fain, and their terms will expire at the Annual Meeting.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Director Independence

Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, we have determined that each of Mr. Cleary, Mr. Aryeh, Mr. Pacitti, Dr. Fain, Mr. Mack and Ms. Connealy, representing 75% of the directors on our Board, are “independent directors” as such term is defined under the listing rules of Nasdaq. Dr. Fain serves as the lead independent director. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

Board Leadership Structure

Our Board is currently chaired by David P. Hochman, our founder and Chief Executive Officer. Our corporate governance guidelines provide our Board with the discretion to combine or separate the positions of Chief Executive Officer and Chairperson of the Board. Currently, the Board believes that the interests of the Company and its stockholders are best served through a leadership model with a combined Chairperson of the Board and Chief Executive Officer. Based on our corporate governance guidelines, the Board may determine that it is appropriate to separate the roles of Chairperson of the Board and Chief Executive Officer in the future.

Each of the committees of our Board is comprised solely of independent directors that provide strong independent leadership for each of these committees. Our independent directors generally meet in executive session after each regular meeting of our Board. At each such meeting, the presiding director for each executive session of our Board is an independent or non-employee director. Our Board will continue to evaluate this leadership structure on an ongoing basis based on factors such as the experience of the applicable individuals and the current business environment.

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Board Meetings and Committees

Our Board may establish the authorized number of directors from time to time by resolutions adopted by a majority of our Board. Our Board currently consists of eight members.

During our fiscal year ended December 31, 2025, our Board held seven meetings (including regularly scheduled and special meetings) and acted by written consent five times. During our fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which the director had been a director and (ii) the total number of meetings held by all committees of our Board on which the director served during the periods that the director served.

In accordance with our corporate governance guidelines, members of our Board are encouraged, but not required to attend our annual meetings of stockholders. All members of our Board attended our 2025 annual meeting of stockholders.

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board are described below. Each committee of our Board has a written charter approved by our Board. Copies of each charter are posted in the “Investor Relations—Corporate Governance” portion of our website at www.orchestrabiomed.com (the “Corporate Governance Section”). The reference to our website address does not constitute incorporation by reference of the information contained at or available or accessible through our website, and you should not consider it to be a part of this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee consists of Mr. Cleary, Ms. Connealy, Mr. Mack and Mr. Pacitti. Our Board has determined that each member of our Audit Committee satisfies the independence requirements under Nasdaq listing standards, including those set forth under Rule 10A-3(b)(1) of the Exchange Act. The chairperson of our Audit Committee is Ms. Connealy. Our Board has determined that Ms. Connealy is an “audit committee financial expert” within the meaning of SEC regulations. This designation does not impose on any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and the Board. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment.

The primary purpose of our Audit Committee is to assist the board in fulfilling its oversight responsibility with respect to, among other things, the Company’s accounting and financial reporting processes, the systems of internal control over financial reporting of the Company and the audits, quality and integrity of the Company’s financial statements and reports. Specific responsibilities of our Audit Committee include, among other things:

●	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

●	ensuring the independence of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

●	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters; considering the adequacy of our internal controls and internal audit function;

●	reviewing proposed waivers of the code of conduct for directors and executive officers;

●	reviewing material related party transactions or those that require disclosure; and

●	approving all audit and non-audit services to be performed by our independent registered public accounting firm.

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Our Audit Committee reviews, discusses and assesses its own performance and composition annually. Our Audit Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

During our fiscal year ended December 31, 2025, our Audit Committee held seven meetings and acted by written consent one time.

Compensation Committee

Our Compensation Committee consists of Dr. Fain, Mr. Aryeh and Mr. Pacitti. The chairperson of our Compensation Committee is Dr. Fain. Our Board has determined that each member of our Compensation Committee is independent under the listing standards of Nasdaq relating to compensation committees, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The primary purpose of our Compensation Committee is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to the Company’s compensation policies, plans and programs with a goal to attract, incentivize, retain and reward top quality executive management and employees. Specific responsibilities of our Compensation Committee include, among other things:

●	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

●	reviewing and approving, or recommending that our Board approve, the compensation of our non-employee directors;

●	administering our stock and equity incentive plans;

●	reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans;

●	reviewing, modifying (as needed) and approving (or if it deems appropriate, making recommendations to our Board regarding) our overall compensation strategy and policies;

●	reviewing and recommending to our Board for approval the frequency with which we conduct a vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation; and

●	reviewing and approving the proposals regarding the frequency of the vote on executive compensation to be included in our annual meeting proxy statements.

In addition, once we are no longer a “smaller reporting company” as defined in Rule 12b-2 under the Exchange Act, the responsibilities of our Compensation Committee will also include reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our Annual Reports on Form 10-K and our annual meeting proxy statements.

Under its charter, our Compensation Committee may form, and delegate authority to, subcommittees as appropriate. Our Compensation Committee reviews, discusses and assesses its own performance and composition annually. Our Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

During our fiscal year ended December 31, 2025, our Compensation Committee held four meetings and acted by written consent ten times.

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Compensation Committee Processes and Procedures

Typically, our Compensation Committee meets at least twice a year and with greater frequency if necessary. The agenda for each meeting is usually developed by the chairperson of our Compensation Committee, in consultation with the Chief Financial Officer. Our Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. No executive officer may be present during the voting or deliberations of our Compensation Committee regarding his or her compensation. The charter of our Compensation Committee grants our Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under its charter, our Compensation Committee has the authority, in its sole discretion, to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal counsel or other advisors our Compensation Committee considers necessary or appropriate in the performance of its duties. Our Compensation Committee has direct responsibility for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser it retains. Under its charter, our Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

On October 15, 2025, our Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) to serve as an objective, third-party consultant on the reasonableness of management compensation levels in comparison with those of other similarly situated companies, and on the appropriateness of the compensation program structure in supporting our business strategy and human resources objectives. Prior to retaining FW Cook, on October 15, 2025, the Compensation Committee assessed whether the work of FW Cook as a compensation consultant raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services, if any, to us by FW Cook; (ii) the amount of fees we paid to FW Cook as a percentage of FW Cook’s total revenue; (iii) FW Cook’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the individual compensation advisors employed by FW Cook with an executive officer of the Company; (v) any shares of our common stock owned by FW Cook or the individual compensation advisors employed by FW Cook; and (vi) any business or personal relationship of the individual compensation advisors with any member of our Compensation Committee. After considering such factors, the Compensation Committee determined that the engagement of FW Cook did not raise any conflicts of interest.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. Aryeh, Dr. Fain and Ms. Connealy. The chairperson of our Nominating and Corporate Governance Committee is Mr. Aryeh. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the listing standards of Nasdaq.

Specific responsibilities of our Nominating and Corporate Governance Committee include, among other things:

●	identifying, reviewing and evaluating qualified candidates for membership on our Board and recommending candidates for nomination to our Board;

●	periodically reviewing and assessing our corporate governance guidelines and their application;

●	overseeing the process of evaluating the performance of our Board and its committees; and

●	assisting our Board on corporate governance matters.

Potential director candidates meeting the criteria established by the Board are identified either by reputation, existing Board members or stockholders. In the past, the Company on behalf of the Nominating and Corporate Governance Committee retained a third-party search firm to assist the Nominating and Corporate Governance Committee in identifying potential candidates with appropriate skill sets for membership on our Board. The Nominating and Corporate Governance Committee may delegate responsibility for day-to-day management and oversight of a search firm engagement to the Chief Executive Officer.

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Our Nominating and Corporate Governance Committee periodically reviews, discusses and assesses the performance of our Board and the committees of our Board. In fulfilling this responsibility, our Nominating and Corporate Governance Committee seeks input from senior management, our Board and others, which may include external advisors. In assessing our Board, our Nominating and Corporate Governance Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders and, following the assessment process, our Nominating and Corporate Governance Committee may recommend changes in the composition of our Board, changes in the size of our Board, or other recommended future additions or changes to our Board structure based on our clinical programs and business focus. Our Nominating and Corporate Governance Committee reviews, discusses and assesses its own performance and composition annually. Our Nominating and Corporate Governance Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

During our fiscal year ended December 31, 2025, our Nominating and Corporate Governance Committee met two times and acted by written consent two times.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serve, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Identifying and Evaluating Director Nominees

Our Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating and recommending candidates for nomination to our Board, including candidates to fill any vacancies that may occur. Our Nominating and Corporate Governance Committee assesses the qualifications of candidates in light of the policies and principles in our corporate governance guidelines and may also engage third-party search firms to identify director candidates. Our Nominating and Corporate Governance Committee may conduct interviews, detailed questionnaires and comprehensive background checks or use any other means that it deems appropriate to gather information to evaluate potential candidates. Based on the results of the evaluation process, our Nominating and Corporate Governance Committee recommends candidates to our Board for approval as director nominees for election to our Board. In assessing our Board, our Nominating and Corporate Governance Committee will evaluate the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders.

Minimum General Criteria

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. In considering candidates for recommendation to the Board, our Nominating and Corporate Governance Committee will consider, among things, the factors set forth in our corporate governance guidelines, which include, without limitation: (i) possessing relevant expertise upon which to be able to offer advice and guidance to management; (ii) having sufficient time to devote to the affairs of the Company; (iii) demonstrating excellence in his or her field; (iv) having the ability to exercise sound business judgment; (v) experience as a board member or executive officer of another publicly held company; (vi) having a diverse personal background, perspective and experience; (vii) requirements of applicable law; and (viii) having the commitment to rigorously represent the long-term interests of the Company’s stockholders. Our Nominating and Corporate Governance Committee also reviews director candidates in the context of the current size and composition of our Board, our operating requirements and our stockholders’ long-term interests. While the Board does not have a specific diversity policy, in conducting this assessment, the Board considers diversity (including diversity of gender, race, ethnicity, age, sexual orientation and gender identity), age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, our Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, our Nominating and Corporate Governance Committee also determines whether the nominee is independent for purposes of Nasdaq listing rules.

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Stockholder Recommendations and Nominations to the Board of Directors

Stockholders may submit recommendations for director candidates by delivering a written recommendation to the Nominating and Corporate Governance Committee, c/o Orchestra BioMed Holdings, Inc., 150 Union Square Drive, New Hope, PA 18938, Attn: Chief Financial Officer. The written recommendation must be received:

●	in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so received (A) not earlier than the close of business on the 120th day prior to such annual meeting and (B) not later than the close of business on the later of the 90th day prior to such annual meeting or, if later than the 90th day prior to such annual meeting, the 10th day following the day on which public announcement of the date of such meeting was first made by the Company; and

●	in the case of a special meeting of stockholders at which directors are proposed for election, not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made by the Company of the date of the special meeting at which directors are to be elected.

Our Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Stockholder and Other Interested Party Communications

Our Board provides to every stockholder the ability to communicate with our Board as a whole, and with individual directors on our Board, through an established process for stockholder communication. For such communications, stockholders may send a written communication to the Board or individual directors c/o Orchestra BioMed Holdings, Inc., 150 Union Square Drive, New Hope, PA 18938, Attn: Chief Financial Officer. Each communication must set forth the name and address of the stockholder(s) on whose behalf the communication is sent and the class, series and number of shares of capital stock that are owned beneficially and of record by such stockholder(s) as of the date of the communication.

Each communication will be screened by the Company’s Secretary to determine whether it is appropriate for presentation to the Board or such individual director. Examples of inappropriate communications include junk mail, spam, mass mailings, product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. Communications determined by the Company’s Secretary to be appropriate for presentation to the Board or such director will be submitted to the Board or such director on a periodic basis.

Any interested party may make submissions regarding questionable accounting or auditing matters or internal accounting controls and may communicate with the Audit Committee by letter to the above address, marked for the attention of the Audit Committee. Any written communication regarding accounting, internal accounting controls or other financial matters are processed in accordance with procedures adopted by the Audit Committee.

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Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted corporate governance guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our code of business conduct and ethics and corporate governance guidelines are available under the Corporate Governance Section of our website. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of our code of business conduct and ethics. The reference to our website address does not constitute incorporation by reference of the information contained in or available or accessible through our website, and you should not consider it to be a part of this Proxy Statement.

Risk Management

Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and assisted by its committees, is responsible for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

Our Board is responsible for risk oversight. Our Board believes that it is essential for effective risk management and oversight that there be open communication between management and our Board. Our Board meets with our Chief Executive Officer, Chief Financial Officer and other members of the senior management team at quarterly meetings of our Board and at such other times as they deem appropriate, where, among other topics, they discuss strategy and risks facing us.

Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting, disclosure controls and procedures, accounting, enterprise risk and legal and regulatory compliance, and discusses with management and the independent auditors, as appropriate, the Company's guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial, cybersecurity and information technology risk exposures and the steps management has taken to monitor and control these exposures. Our Audit Committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies and evaluates our compensation policies and practices that could mitigate any such risks. Our Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and environmental, social and corporate governance matters. Our full Board also reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at regular meetings of our Board, and evaluates the risks inherent in significant transactions.

Anti-Hedging & Insider Trading Policy

Our Insider Trading Policy applies to all employees, outside directors, officers, and consultants of Orchestra and its subsidiaries, their family members and entities over which such individuals have or share voting or investment control. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace, the misuse of material nonpublic information in securities trading. The policy also includes specific anti-hedging provisions.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. Even during a trading window period, certain identified insiders, which include the executive officers and directors, must comply with our designated pre-clearance policy prior to trading in our securities. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities.

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Non-Employee Director Compensation

As of the date of this Proxy Statement, our non-employee directors are entitled to the following compensation:

Cash Compensation

Annual Cash Compensation	Amount
Lead Independent Director	$75,000
Board Members (other than Lead Independent Director)	$45,000
Chair of the Audit Committee	$20,000
Members of the Audit Committee (other than the Chairperson)	$10,000
Chair of the Compensation Committee	$15,000
Members of the Compensation Committee (other than the Chairperson)	$7,500
Chair of the Nominating and Corporate Governance Committee	$10,000
Members of the Nominating and Corporate Governance Committee (other than the Chairperson)	$5,000

All annual cash compensation amounts for our non-employee directors are payable in equal quarterly installments in arrears, pro-rated for any partial months of service. Additionally, we will reimburse each non-employee director for reasonable, customary and documented travel expenses related to such director’s attendance at Board and committee meetings.

Equity Compensation

Current Director Equity Compensation Policy

Under our current non-employee director compensation policy, on the date of each annual meeting of stockholders, each non-employee director automatically will be granted equity awards with a grant date fair value of $140,000 comprised of, based on the prior election of each non-employee director, (i) 100% nonstatutory stock options (“NSOs”) to purchase shares of our common stock, (ii) 100% restricted stock units (“RSUs”) or (iii) 50% NSOs and 50% RSUs, in each case rounded down to the nearest whole share (the “Annual Award”). Subject to adjustments, the Annual Award granted annually will vest in one installment on the one-year anniversary of the grant date (the “Annual Award Vesting Date”). The Annual Award will vest fully upon death, disability or a change in control, in each case, subject to the non-employee director’s continued service through the applicable vesting date or change in control, as applicable.

Under our current non-employee director compensation policy, upon a non-employee director’s initial appointment to our Board, such non-employee director automatically will be granted (i) the Annual Award and (ii) to the extent applicable, a pro-rata portion of the Annual Award (the “Pro-Rata Annual Award”). The Annual Award granted to a newly appointed non-employee director, will vest in three equal, annual installments beginning with the first annual anniversary after the grant date. Any Pro-Rata Annual Award granted to a newly appointed non-employee director will vest on the relevant Annual Award Vesting Date. Each Annual Award or Pro
Rata Annual Award will vest fully upon death, disability or a change in control, in each case, subject to the non-employee director’s continued service through the applicable vesting date or change in control, as applicable.

Director Equity Compensation Policy in Place During 2025

Under the non-employee director equity compensation policy in place during 2025, on the date of each annual meeting of stockholders, each non-employee director automatically was automatically granted (i) a NSO to purchase shares of our common stock having a grant date fair value of $85,000, rounded down to the nearest whole share (the “2025 Annual NSO Award”), and (ii) RSUs having a grant date fair value of $40,000, rounded down to the nearest whole share (the “2025 Annual RSU Award” and, together with the 2025 Annual NSO Award, the “2025 Annual Award”). Each 2025 Annual NSO Award and 2025 Annual RSU Award will vest in one installment on the earlier of (x) the one-year anniversary of the grant date or (y) the following annual meeting of stockholders (as applicable the “2025 Annual Award Vesting Date”). Each 2025 Annual Award will vest fully upon death, disability or a change in control, in each case, subject to the non-employee director’s continued service through the applicable vesting date or change in control, as applicable.

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Under the 2025 non-employee director compensation policy, upon a non-employee director’s appointment to our Board, such non-employee director automatically was granted (i) a NSO to purchase shares of our common stock having a grant date fair value of $85,000, rounded down to the nearest whole share (the “2025 NSO Appointment Award”), (ii) RSUs having a grant date fair value of $40,000, rounded down to the nearest whole share (the “2025 RSU Appointment Award”), and (iii) to the extent applicable, a pro-rata portion of the 2025 Annual Award (the “2025 Pro Rata Appointment Award”). Subject to adjustment, each 2025 NSO Appointment Award and 2025 RSU Appointment Award granted to a newly appointed non-employee director, will vest in three equal, annual installments beginning with the first annual anniversary after the grant date. The 2025 Pro Rata Appointment Award will vest on the relevant Annual 2025 Annual Award Vesting Date. Each 2025 NSO Appointment Award and 2025 RSU Appointment Award will vest fully upon death, disability or a change in control, in each case, subject to the non-employee director’s continued service through the applicable vesting date or change in control, as applicable.

2025 One-Time Special Equity Grant

In August 2025, in light of our progress, including with respect to advancing our clinical trials and securing over $100 million in financing to fund our clinical trials in August 2025, upon recommendation of the Compensation Committee, our Board approved a special one-time equity grant to all non-employee directors and all employees (the “One-Time Equity Grant”). Pursuant to the One-Time Equity Grant, each non-employee director received 15,000 RSUs.

Each non-employee director will have a maximum annual total compensation of $500,000, including both cash and equity, except that in the initial year of service or for a non-employee chairperson of the Board or the Lead Independent Director, the maximum annual total compensation will be $750,000.

Non-Employee Director Compensation Table

The following table provides information regarding the total compensation that was earned by or paid to each of our current and former non-employee directors during the year ended December 31, 2025.

Name	Year	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	Stock Awards ($)(1)	All other compensation ($)	Total ($)
Eric S. Fain, M.D.(2)	2025	95,000	(3)	85,001	78,999	-	259,000
Jason M. Aryeh(4)	2025	62,500	(5)	85,001	78,999	-	226,500
Pamela Y. Connealy(6)	2025	70,000	(7)	85,001	78,999	-	234,000
John Mack(8)	2025	55,000	(9)	85,001	78,999	-	219,000
David Pacitti(10)	2025	62,500	(11)	85,001	78,999	-	226,500
Chris Cleary(12)	2025	50,417	(13)	205,417	135,664	-	391,498

(1)	The amounts shown in this column represent the aggregate grant date fair value of option awards or stock awards, as applicable, granted to our non-employee directors computed in accordance with FASB ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. See Note 11 to our consolidated audited financial statements for the fiscal years ended December 31, 2025 included in our Annual Report for a description of our assumptions used in the calculation.

(2)	As of December 31, 2025, Dr. Fain held stock options covering 120,190 shares of common stock and 27,422 restricted stock units.

(3)	Reflects Dr. Fain’s board fees for serving as the Lead Independent Director ($75,000) and fees for serving on the Nominating and Corporate Governance Committee ($5,000) as well as fees for serving as chairman of the Compensation Committee ($15,000).

(4)	As of December 31, 2025, Mr. Aryeh held stock options covering 115,990 shares of common stock and 27,422 restricted stock units.

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(5)	Reflects Mr. Aryeh’s board fees ($45,000) and fees for serving on the Compensation Committee ($7,500) as well as fees for serving as chairman of the Nominating and Corporate Governance Committee ($10,000).

(6)	As of December 31, 2025, Ms. Connealy held stock options covering 113,215 shares of common stock and 27,422 restricted stock units.

(7)	Reflects Ms. Connealy’s board fees ($45,000) as well as fees serving on the Nominating and Corporate Governance Committee ($5,000) and serving as chairperson of the Audit Committee ($20,000).

(8)	As of December 31, 2025, Mr. Mack held stock options covering 77,534 shares of common stock and 31,996 restricted stock units.

(9)	Reflects Mr. Mack’s board fees ($45,000) as well as fees for serving on the Audit Committee ($10,000).

(10)	As of December 31, 2025, Mr. Pacitti held stock options covering 88,498 shares of common stock and 32,756 restricted stock units.

(11)	Reflects Mr. Pacitti's board fees ($45,000) as well as fees for serving on the Audit Committee ($10,000) and Compensation Committee ($7,500).

(12)	As of December 31, 2025, Mr. Cleary held stock options covering 67,539 shares of common stock and 34,590 restricted stock units.

(13)	Reflects Mr. Cleary’s board fees ($41,250) and fees for serving on the Audit Committee ($9,167).

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board is currently composed of eight members. In accordance with our Charter, our Board is divided into three staggered classes of directors. At the Annual Meeting, three Class III nominees will be up for election for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in the control of our Company.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, David Hochman, Darren Sherman and Eric Fain as nominees for election as Class III directors at the Annual Meeting. If elected, each of David Hochman, Darren Sherman and Eric Fain will serve as a Class III director until the 2029 annual meeting of stockholders and until such director’s respective successor is duly elected and qualified. Each of the nominees is currently a director of our Company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of each of David Hochman, Darren Sherman and Eric Fain. We expect that David Hochman, Darren Sherman and Eric Fain will each accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter, which will result in no effect on the vote for this matter.

Vote Required

The election of directors requires a plurality of the votes of the shares of our common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, only “For” votes will affect the outcome, and any shares not voted “For” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
EACH OF THE DIRECTOR NOMINEES NAMED ABOVE

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PROPOSAL NO. 2
EY RATIFICATION PROPOSAL

Our Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2026.

Notwithstanding the appointment of Ernst & Young LLP, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Our Audit Committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance.

Orchestra has been advised that one or more representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of Ernst & Young LLP, our Board may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The table below presents fees for professional audit services and other services rendered by Ernst & Young LLP to Orchestra for the years ended December 31, 2025 and December 31, 2024 (in thousands).

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$1,010	$767
Audit-Related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total Fees	$1,010	$767

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements, including comfort letters on and review of related SEC registration statements.

(2)	Audit-related fees consist of fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under “Audit Fees”.

(3)	Tax fees consists of fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(4)	All other fees consist of the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in the aforementioned categories.

Auditor Independence

In our fiscal year ended December 31, 2025, there were no other professional services provided by Ernst & Young LLP, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

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Pre-Approval Policies and Procedures

The Audit Committee or a delegate or delegates thereof reviews and pre-approves all audit and non-audit services provided to Orchestra by our independent registered public accounting firm. Pursuant to its charter, our Audit Committee has delegated pre-approval authority to the Chairperson of our Audit Committee over all audit and non-audit services provided by our independent registered public accounting firm. The Audit Committee may also delegate such pre-approval authority to another member of the Audit Committee but shall not delegate such authority to our management.

Any pre-approval authorized by the Chairperson or such other member of the Audit Committee to whom authority has been delegated must specify clearly, in writing, the services and fees approved by such member and may not otherwise delegate to our management any responsibilities to pre-approve audit and non-audit services performed by our independent registered public accounting firm. Any member of the Audit Committee, including the Chairperson, to whom such authority is delegated shall report any pre-approval decisions made under such delegated authority to the Audit Committee at its next scheduled meeting for ratification by the entire Audit Committee.

Vote Required

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of the holders of a majority of the shares of our common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Stockholder abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Proposal 2 is considered a routine matter. Because a bank, broker, trustee, or other nominee may generally vote in their discretion on routine matters, we do not expect for there to be broker non-votes connection with this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” THE EY RATIFICATION PROPOSAL

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is a committee of the Board comprised solely of independent directors as required by the listing standards of Nasdaq and the rules and regulations of the SEC.

In the performance of its oversight function, the Audit Committee has:

●	reviewed and discussed the audited financial statements with management and Ernst & Young LLP;

●	discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

●	received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding their communications with the Audit Committee concerning independence, and has discussed with them their independence.

Based on the Audit Committee’s review and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board:

AUDIT COMMITTEE
Pamela A. Connealy, Chairperson
Chris Cleary
John Mack
David Pacitti

The foregoing report of the Audit Committee is required by the SEC, is not “soliciting material,” and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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PROPOSAL NO. 3
THE ESPP PROPOSAL

2026 Employee Stock Purchase Plan

In order to incentivize our employees, our Board has adopted the Orchestra BioMed Holdings, Inc. 2026 Equity Incentive Plan (the “2026 ESPP”), subject to stockholder approval at the Annual Meeting. If the 2026 ESPP is approved by our stockholders, it will become effective on the date of our Annual Meeting (“Effective Date”). If the 2026 ESPP is not approved by our stockholders at the Annual Meeting, it will not become effective.

Purpose. The purpose of the 2026 ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our related corporations. We firmly believe that the 2026 ESPP is a necessary and powerful incentive and retention tool that will benefit all of our stockholders. Specifically, the 2026 ESPP will enable us to: (1) provide a broad-base of eligible employees with a convenient means of acquiring an equity interest in the company through payroll deductions, (2) enhance such employees’ sense of participation in the affairs of the Company, and (3) provide an incentive for continued employment. The 2026 ESPP is also intended to align the interests of employees with those of stockholders through increased stock ownership.

The 2026 ESPP will include two components. One component is designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code (the “423 Component”), and accordingly, it will be construed in a manner that is consistent with the requirements of Section 423 of the Code. We intend (but make no undertaking or representation to maintain) the 423 Component to qualify as an employee stock purchase plan, as that term is defined in Section 423(b) of the Code. The other component will permit the grant of purchase rights that do not qualify for such favorable tax treatment (the “Non-423 Component”), in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the United States while complying with applicable foreign laws, and except as otherwise provided in the 2026 ESPP or determined by our Board, it will operate and be administered in the same manner as the 423 Component.

Share Reserve. The maximum number of shares of our common stock that may be issued under the 2026 ESPP will not exceed 750,000 shares of our common stock, which may be used to satisfy purchases of shares of common stock under either the 423 Component or the Non-423 Component of the 2026 ESPP. Except for potential equitable adjustments to reflect certain changes in our capitalization described below, any increase in the share reserve will require approval of our stockholders.

If any purchase right granted under the 2026 ESPP terminates without having been exercised in full, the shares of our common stock not purchased under such purchase right will again become available for issuance under the 2026 ESPP.

The common stock purchasable under the 2026 ESPP will be shares of authorized but unissued or reacquired common stock, including shares that may be repurchased by us on the open market.

As of the Record Date (April 28, 2026), a total of 59,880,715 shares of our common stock were outstanding and the fair market value of our common stock was $3.90 per share based on the closing sale price of our common stock on the Nasdaq Global Market.

As part of the Compensation Committee’s recommendation to our Board to approve the 2026 ESPP, including the total number of shares available for issuance under the 2026 ESPP, the Compensation Committee considered advice from FW Cook, its independent compensation consultant.

In determining whether to approve the 2026 ESPP, the Board considered, among other things, the dilution that would result in the adoption of the 2026 ESPP. Dilution is commonly measured by “overhang,” which we calculate as the shares available for future issuance under the 2026 ESPP (if approved by stockholders), divided by the total number of shares of common stock outstanding. If the 2026 ESPP is approved by stockholders, as of the Record Date, our overhang with respect to the 2026 ESPP was approximately 1.25%.

In light of the factors described above, our Board has determined that the size of the share reserve under the 2026 ESPP is reasonable and appropriate at this time.

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Summary of the 2026 ESPP

The following summary describes the material terms of the 2026 ESPP. This summary of the 2026 ESPP is not a complete description of all provisions of the 2026 ESPP and is qualified in its entirety by reference to the 2026 ESPP, which is attached hereto as Appendix A. Stockholders are encouraged to read the 2026 ESPP in its entirety.

Administration. Our Board will administer the 2026 ESPP. Our Board may delegate some or all of the administration of the 2026 ESPP to a committee or committees of our Board. All references to our Board in this summary shall include a duly authorized committee of our Board except where the context dictates otherwise. Further, to the extent not prohibited by applicable law, our Board may, from time to time, delegate some or all of its authority under the 2026 ESPP to one or more of our officers or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. Our Board will have the authority to determine how and when purchase rights are granted and the provisions of each offering; to designate, from time to time, which of our related corporations will be eligible to participate in the 423 Component or the Non-423 Component, or which related corporations will be eligible to participate in each separate offering; to construe and interpret the 2026 ESPP and purchase rights thereunder, and to establish, amend and revoke rules and regulations for the 2026 ESPP’s administration; to settle all controversies regarding the 2026 ESPP and purchase rights granted thereunder; to amend, suspend or terminate the 2026 ESPP; to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of us and our related corporations and to carry out the intent of the 2026 ESPP to be treated as an employee stock purchase plan with respect to the 423 Component; and to adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the 2026 ESPP by employees who are foreign nationals or employed or located outside the United States.

All determinations, interpretations and constructions made by our Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

Offerings. Our Board may grant or provide for the grant of purchase rights to eligible employees under an offering (consisting of one or more purchase periods) on an offering date or offering dates selected by our Board. Each offering will be in the form and will contain those terms and conditions as our Board deems appropriate, and, with respect to the 423 Component, will comply with the requirements of Section 423(b)(5) of the Code. The provisions of separate offerings do not need to be identical, but each offering will include the period during which the offering will be effective, which period will not exceed 27 months beginning with the offering date, and the substance of the applicable provisions contained in the 2026 ESPP.

If a participant has more than one purchase right outstanding under the 2026 ESPP, unless the participant otherwise indicates in forms delivered to us or a third party designee of ours: (i) each form will apply to all of the participant’s purchase rights under the 2026 ESPP, and (ii) a purchase right with a lower exercise price (or an earlier-granted purchase right, if different purchase rights have identical exercise prices) will be exercised to the fullest possible extent before a purchase right with a higher exercise price (or a later-granted purchase right if different purchase rights have identical exercise prices) will be exercised.

Our Board will have the discretion to structure an offering so that if the fair market value of a share of our common stock on the first trading day of a new purchase period within that offering is less than or equal to the fair market value of a share of our common stock on the first day of that offering, then (i) that offering will terminate immediately as of that first trading day, and (ii) the participants in such terminated offering will be automatically enrolled in a new offering beginning on the first trading day of such new purchase period.

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Eligibility. Generally, purchase rights may only be granted to employees, including executive officers, employed by us (or by any of our affiliates or related corporations as designated by our Board) on the first day of an offering if such employee has been employed by us or by one of our designated affiliates or related corporations for such continuous period preceding such date as our Board may require, but in no event will the required period of continuous employment be equal to or greater than two years with respect to the 423 Component. Our Board may (unless prohibited by applicable law) require that employees have to satisfy one or both of the following service requirements with respect to the 423 Component: (i) being customarily employed by us, or any of our related corporations or affiliates, for more than 20 hours per week and more than five months per calendar year; or (ii) such other criteria as our Board may determine consistent with Section 423 of the Code with respect to the 423 Component. Our Board may provide that each person who, during the course of an offering, is an eligible employee not currently participating in the current offering (which shall, for avoidance of doubt, include any eligible employee that withdrew from the current offering) will on the date or dates specified in the offering, if the eligible employee so elects, receive a purchase right under that offering provided, however, if such an eligible employee previously withdrew from the offering, such eligible employee shall only be permitted to rejoin the offering after the first exercise of purchase rights following the eligible employee’s withdrawal, and the purchase right will thereafter be deemed to be part of the offering with substantially identical characteristics. With respect to the 423 Component, no employee will be eligible for the grant of any purchase rights under the 2026 ESPP if immediately after such rights are granted, such employee owns stock possessing five percent or more of the total combined voting power or value of all classes of our outstanding capital stock (or the stock of any related corporation) determined in accordance with the rules of Section 424(d) of the Code. With respect to the 423 Component, as specified by Section 423(b)(8) of the Code, an employee may be granted purchase rights only if such purchase rights, together with any other rights granted under all employee stock purchase plans of ours or any of our related corporations, do not permit such employee’s rights to purchase our stock or the stock of any of our related corporations to accrue at a rate which, when aggregated, exceeds $25,000 (based on the fair market value per share of such common stock on the date that the purchase right is granted) for each calendar year such purchase rights are outstanding at any time (the “Section 423 $25,000 Limit”). Our Board may also exclude from participation in the 2026 ESPP or any offering employees of ours, or of any of our related corporation, who are highly compensated employees, as within the meaning of Section 423(b)(4)(D) of the Code, or a subset of such highly compensated employees.

Notwithstanding anything in the foregoing paragraph to the contrary, in the case of an offering under the Non-423 Component, an employee (or a group of employees) may be excluded from participation in the 2026 ESPP or an offering if our Board has determined, in its sole discretion, that participation of such employee is not advisable or practical for any reason.

As of the Record Date, we had approximately 70 employees who would be eligible to participate in the 2026 ESPP.

Purchase Rights; Purchase Price. On the first day of each offering, each eligible employee, pursuant to an offering made under the 2026 ESPP, will be granted a purchase right to purchase up to that number of shares equal to either (i) a percentage of such Employee’s earnings or (ii) a maximum dollar amount, as designated by our Board, but in either will not exceed 100% (or such lesser percentage as may be specified by our Board) of such employee’s earnings (as defined by our Board) during each period that begins on the first day of the offering (or such later date as our Board determines for a particular offering) and ends on the date stated in the offering, which date will be no later than the end of the offering. Our Board will establish one or more purchase dates during an offering on which purchase rights granted for that offering will be exercised and shares of our common stock will be purchased in accordance with such offering. Each eligible employee may purchase of up to a number of shares of common stock having a fair market value on the offering date no greater than $75,000 in an offering (or such lesser dollar amount of shares determined by our Board prior to the start of the offering), subject to the Section 423 $25,000 Limit with respect to the Section 423 Component. Our Board may also specify (i) a maximum number of shares that may be purchased by any participant on any purchase date during an offering, (ii) a maximum aggregate number of shares that may be purchased by all participants in an offering and/or (iii) a maximum aggregate number of shares that may be purchased by all participants on any purchase date under an offering. If the aggregate number of shares issuable upon exercise of purchase rights granted under the offering would exceed any such maximum aggregate number, then, in the absence of any action by our Board otherwise, a pro rata allocation of the shares (rounded down to the nearest whole share) available, based on each participant’s accumulated contributions, will be made in as nearly a uniform manner as will be practicable and equitable.

The purchase price of shares acquired pursuant to purchase rights will not be less than the lesser of (i) 85% of the fair market value of a share of our common stock on the first day of an offering; or (ii) 85% of the fair market value of a share of our common stock on the date of purchase.

Holding Period. Our Board may, with respect to any and all offerings under the 2026 ESPP, impose a holding period of up to one year on any shares of Common Stock acquired during such offering. During any such holding period, a participant in the 2026 ESPP shall not be able to sell the shares of Common Stock acquired pursuant to the Offering for which such Holding Period was imposed and will be at market risk with respect to such shares of Common Stock. Our Board may waive any holding period in its sole discretion.

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Participation; Withdrawal; Termination. An eligible employee may elect to participate in an offering and authorize payroll deductions as the means of making contributions by completing and delivering to us or our designee, within the time specified in the offering, an enrollment form provided by us or our designee. The enrollment form will specify the amount of contributions not to exceed the maximum amount specified by our Board. Each participant’s contributions will be credited to a bookkeeping account for the participant under the 2026 ESPP and will be deposited with our general funds except where applicable law requires that contributions be deposited with a third party. If permitted in the offering, a participant may begin such contributions with the first payroll occurring on or after the first day of the applicable offering (or, in the case of a payroll date that occurs after the end of the prior offering but before the first day of the next new offering, contributions from such payroll will be included in the new offering). If permitted in the offering, a participant may thereafter reduce (including to zero) or increase his or her contributions. If required under applicable law or if specifically provided in the offering, in addition to or instead of making contributions by payroll deductions, a participant may make contributions through payment by cash, check or wire transfer prior to a purchase date.

During an offering, a participant may cease making contributions and withdraw from the offering by delivering to us or our designee a withdrawal form provided by us. We may impose a deadline before a purchase date for withdrawing. Upon such withdrawal, such participant’s purchase right in that offering will immediately terminate and we will distribute as soon as practicable to such participant all of the participant’s accumulated but unused contributions and such participant’s purchase right in that offering shall then terminate. A participant’s withdrawal from that offering will have no effect upon the participant’s eligibility to participate in any other offerings under the 2026 ESPP, but such participant will be required to deliver a new enrollment form to participate in subsequent offerings.

Unless otherwise required by applicable law, purchase rights granted pursuant to any offering under the 2026 ESPP will terminate immediately if the participant either (i) is no longer an employee for any reason or for no reason (subject to any post-employment participation period required by applicable law) or (ii) is otherwise no longer eligible to participate. We will distribute the individual’s accumulated but unused contributions as soon as practicable to such individual.

Unless otherwise determined by our Board, a participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between us and one of our designated companies designated to participate in an offering (or between such designated companies) will not be treated as having terminated employment for purposes of participating in the 2026 ESPP or an offering. However, if a participant transfers from an offering under the 423 Component to an offering under the Non-423 Component, the exercise of the participant’s purchase right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a participant transfers from an offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the purchase right will remain non-qualified under the Non-423 Component. Our Board may establish different and additional rules governing transfers between separate offerings within the 423 Component and between offerings under the 423 Component and offerings under the Non-423 Component. Unless otherwise specified in the offering or as required by applicable law, we will have no obligation to pay interest on contributions.

Purchase of Shares. On each purchase date, each participant’s accumulated contributions will be applied to the purchase of shares, up to the maximum number of shares permitted by the 2026 ESPP and the applicable offering, at the purchase price specified in the offering. Unless otherwise provided in the offering, if any amount of accumulated contributions greater than or equal to the value of one share remains in a participant’s account after the purchase of shares on the last purchase date within the current offering, then such remaining amount will not roll over to the next offering and will instead be distributed in full to such participant after the purchase date without interest (unless otherwise required by applicable law). Contribution amounts that remain in a participant’s account after the purchase of shares on the last purchase date within the current offering that are less than the value of one share will roll over to the next offering. No purchase rights may be exercised to any extent unless the shares of our common stock to be issued upon such exercise under the 2026 ESPP are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended, and the 2026 ESPP is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the 2026 ESPP. If on a purchase date the shares of our common stock are not so registered or the 2026 ESPP is not in such compliance, no purchase rights will be exercised on such purchase date, and the purchase date will be delayed until the shares of our common stock are subject to such an effective registration statement and the 2026 ESPP is in material compliance, except that the purchase date will in no event be more than 27 months from the first day of an offering. If, on the purchase date, as delayed to the maximum extent permissible, the shares of our common stock are not registered and the 2026 ESPP is not in material compliance with all applicable laws, as determined by us in our sole discretion, no purchase rights will be exercised and all accumulated but unused contributions will be distributed to the 2026 ESPP participants without interest (unless the payment of interest is otherwise required by applicable law).

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A participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of our common stock subject to purchase rights unless and until the participant’s shares of our common stock acquired upon exercise of purchase rights are recorded in our books (or the books of our transfer agent).

Changes to Capital Structure. The 2026 ESPP provides that in the event of a change in our capital structure through actions such as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, our Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the 2026 ESPP, (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding offerings and purchase rights and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing offering. Our Board will make these adjustments, and its determination will be final, binding and conclusive.

Corporate Transactions. The 2026 ESPP provides that in the event of a corporate transaction (as defined below), any then-outstanding rights to purchase our common stock under the 2026 ESPP may be assumed, continued, or substituted for by any surviving or acquiring corporation (or its parent company). If the surviving or acquiring corporation (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then (i) the participants’ accumulated payroll contributions will be used to purchase shares of our common stock (rounded down to the nearest whole share) within 10 business days (or such other period specified by our Board) before such corporate transaction under the outstanding purchase rights, and such purchase rights will terminate immediately after such purchase, or (ii) our Board, in its discretion, may terminate outstanding offerings, cancel the outstanding purchase rights and refund the participants’ accumulated contributions.

Under the 2026 ESPP, a “corporate transaction” is generally the consummation, in a single transaction or in a series of related transactions, of: (i) a sale or other disposition of all or substantially all, as determined by our Board, of the consolidated assets of us and our subsidiaries; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Transferability. During a participant’s lifetime, purchase rights will be exercisable only by a participant. Purchase rights are not transferable by a participant, except by will, by the laws of descent and distribution, or, if permitted by us, by a beneficiary designation.

Tax Withholding. Each participant must make arrangements, satisfactory to us and any applicable related corporation, to enable us or our related corporation to fulfill any withholding obligation for taxes arising out of or in relation to a participant’s participation in the 2026 ESPP. In our sole discretion and subject to applicable law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the participant’s salary or any other cash payment due to the participant from us or any related corporation; (ii) withholding from the proceeds of the sale of shares of our common stock acquired under the 2026 ESPP, either through a voluntary sale or a mandatory sale arranged by us; or (iii) any other method deemed acceptable by our Board. We will not be required to issue any shares of our common stock under the 2026 ESPP until such obligations are satisfied.

Amendment, Suspension or Termination. Our Board will have the authority to amend, suspend or terminate the 2026 ESPP. Any benefits, privileges, entitlements and obligations under any outstanding purchase right granted before an amendment, suspension or termination of the 2026 ESPP will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. However, stockholder approval is required for any amendment to the 2026 ESPP if such approval is required by applicable law or listing requirements. No purchase rights may be granted under the 2026 ESPP while it is suspended or after it is terminated.

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New Plan Benefits

No purchase rights have been granted, and no shares have been issued, under the 2026 ESPP. If the 2026 ESPP is approved by our stockholders, the benefits that will be received by or allocated to eligible employees under the 2026 ESPP cannot be determined at this time because the amount of payroll deductions or other contributions made to purchase shares of our common stock under the 2026 ESPP is entirely within the discretion of each participant (subject to the limitations discussed above).

Form S-8 Registration Statement

We intend to file a registration statement on Form S-8 to register all of the shares of our common stock reserved for issuance under the 2026 ESPP.

Vote Required

Approval of the ESPP Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Stockholder abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes are not considered shares present and entitled to vote on this proposal, and thus, will have no effect on the outcome of the voting on this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” THE ESPP PROPOSAL

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EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of the Record Date. Our executive officers are appointed by, and serve at the discretion of, our Board and hold office until their successor is duly elected and qualified or until their earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
David P. Hochman	50	Chief Executive Officer, Chairman of the Board and Director
Darren R. Sherman	54	President, Chief Operating Officer and Director
Andrew L. Taylor	55	Chief Financial Officer

Executive Officers

David P. Hochman - Chief Executive Officer, Chairman of the Board and Director

Please see the section titled “Board of Directors and Corporate Governance—Nominees for Director” above for Mr. Hochman’s biography.

Darren R. Sherman - President, Chief Operating Officer, Director and Founder

Please see the section titled “Board of Directors and Corporate Governance—Nominees for Director” above for Mr. Sherman’s biography.

Andrew L. Taylor - Chief Financial Officer

Mr. Taylor has served as our Chief Financial Officer since June 2023. Prior to joining, Mr. Taylor served as Chief Financial Officer of Motus GI from August 2017 until June 2023, a former Nasdaq-listed medical technology company in which Orchestra had a strategic investment. Mr. Taylor served as the CFO and President of Avertix Medical, Inc. (f/k/a Angel Medical Systems, Inc.) from 2007 until 2017 and served on the board of directors of Avertix Medical from 2017 to August 2024. Avertix Medical is a medical device company that develops and manufactures ischemia monitoring and alerting systems. While at Avertix Medical, Mr. Taylor supervised the majority of operations and employees in the United States and Brazil, while also overseeing the financial planning and analysis activities, capital raising and licensing efforts and implementation of capital budgets. From 2005 to 2007, Mr. Taylor was a Practice Leader for AC Lordi Consulting (now part of BDO USA, LLP), where he oversaw staff providing CFO and Controller consulting services. Prior to that, Mr. Taylor was the CFO of Safe3w, Inc. from 2001 to 2005, where he led all accounting and finance functions as well as the fundraising efforts, and negotiated the sale of the company to iPass, Inc.in 2005. From 1999 to 2001, Mr. Taylor served as the Vice President of Finance and Administration of Abridge, Inc., where he developed and managed processes for budgeting, forecasting and cash management. Prior to that, Mr. Taylor was a Senior Finance Associate at Delta Air Lines (NYSE: DAL), from 1998 to 1999. Mr. Taylor earned a B.A. in Political Science and Economics at McGill University and his MBA in Finance at Northeastern University, and is a CFA Program Level II Candidate.

On December 31, 2018, Angel Medical Systems, Inc. filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On February 11, 2019, the conditions of the Chapter 11 Plan of Reorganization (the “Bankruptcy Plan”) for Angel Medical Systems, Inc. were confirmed by the Bankruptcy Court. On March 29, 2019, the Bankruptcy Plan became effective and Angel Medical Systems, Inc. emerged from its Chapter 11 reorganization as a private company.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our Named Executive Officers.” For the fiscal year ended December 31, 2025, our Named Executive Officers and their positions were as follows (our “Named Executive Officers”):

●	David P. Hochman, Chief Executive Officer and Chairman of our Board

●	Darren R. Sherman, President, Chief Operating Officer and a Director

●	Andrew L. Taylor, Chief Financial Officer

We are a smaller reporting company. Therefore, we are subject to reduced disclosure obligations regarding executive compensation.

Summary Compensation Table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our Named Executive Officers for the years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All other compensation ($)(5)	Total ($)
David P. Hochman	2025	595,000	--		791,399	290,575	572,009	12,250	2,261,233
Chief Executive Officer & Chairman	2024	595,000	--		996,000	--	309,400	12,075	1,912,475
Darren R. Sherman	2025	495,000	--		631,354	84,840	475,873	70,767	1,757,835
President & Chief Operating Officer	2024	495,000	150,000	(6)	879,802	--	257,400	12,075	1,794,277
Andrew L. Taylor	2025	409,583	--		439,840	--	297,778	59,316	1,206,517
Chief Financial Officer	2024	395,000	--		498,000	--	155,334	12,075	1,060,409

(1)	Represents the amounts paid over and above the amounts earned under the Company’s 2025 non-equity incentive plan as a result of the application of discretion by the Compensation Committee. See “—Narrative Disclosure to Summary Compensation Table—Non-Equity Incentive Compensation—2025.”(2) The amounts shown in this column represent the aggregate grant date fair value of stock awards and option awards granted to our Named Executive Officers computed in accordance with FASB ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. See Note 11 to our consolidated financial statements for the fiscal year ended December 31, 2025 included in our Annual Report for a description of our assumptions used in the calculation.

(3)	See “—Narrative Disclosure to Summary Compensation Table—Equity-Based Incentive Awards.”

(4)	See “—Narrative Disclosure to Summary Compensation Table—Non-Equity Incentive Compensation.”

(5)	The amounts in the “All Other Compensation” column for the year ended December 31, 2025 includes $12,250 related to employer matching contributions to each Named Executive Officer’s 401(k) plan. The amounts also included (i) for Mr. Sherman, $58,517 and (ii) for Mr. Taylor, $47,066 in reimbursements of payroll tax obligations related to restricted stock grants.

(6)	Consists of a one-time cash bonus of $150,000 approved by the Compensation Committee on November 7, 2024, which is subject to repayment to the Company under certain circumstances. See “-Narrative Disclosure to Summary Compensation Table-Bonus.”

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Narrative Disclosure to Summary Compensation Table

Overview

The primary elements of compensation for our Named Executive Officers are base salary, annual performance bonuses and equity awards. Our Named Executive Officers also participate in employee benefit plans and programs that we offer to our other employees, as described below. Our executive compensation program is designed to attract, retain and reward key employees, to incentivize them based on the achievement of key performance goals, and to align their interests with the interests of our stockholders.

Use of Market Data

With input from FW Cook, the Compensation Committee approved the following peer group of 18 companies to help determine 2025 compensation (“2025 Peer Group”):

● AxoGen	● Lyra Therapeutics
● Beyond Air	● PAVmed
● CVRx	● Pulmonx
● Elutia	● Pulse Biosciences
● EyePoint Pharmaceuticals	● Semler Scientific
● Humacyte	● Senseonics Holdings
● Hyperfine	● Stereotaxis
● LeMaitre Vascular	● Tactile Systems Tech
● Ligand Pharmaceuticals	● Zynex

Data from the 2025 Peer Group was considered in the compensation benchmarking process as one input in helping us determine appropriate pay levels for our Named Executive Officers.

Annual Base Salary

The salaries of our Named Executive Officers for 2024 and 2025 are specified in their respective employment agreements, which, with respect to Messrs. Hochman and Sherman were negotiated in connection with the closing of the Business Combination and did not change in 2025. Mr. Taylor’s salary was initially negotiated in connection with his hiring in June 2023, and was increased by the Compensation Committee in August 2025 to $430,000. The increase in Mr. Taylor’s cash compensation was made in light of the fact that he had not received a salary increase, despite being with the Company for over two years. The increase in Mr. Taylor’s salary moved him from the less than the 25th percentile of the 2025 Peer Group to the 50th percentile.

2024 Bonus for Mr. Sherman

On November 7, 2024, the Compensation Committee approved a one-time cash bonus of $150,000 (the “Bonus”) to Darren Sherman, our President and Chief Operating Officer and a director, to be paid on November 15, 2024 in light of Mr. Sherman’s performance and continued contributions to the Company. Pursuant to the terms of the Bonus, Mr. Sherman is required to repay the Bonus as follows in the event of (i) his voluntary resignation without Good Reason, or (ii) the termination of his employment for Cause (as Good Reason and Cause are defined in Mr. Sherman’s January 26, 2023 Amended and Restated Employment Agreement), in either case before May 15, 2026 as follows:

●	if his employment terminated prior to May 15, 2025, he would have been required to repay all $150,000 of the Bonus;

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●	if his employment terminated on or after May 15, 2025 but prior to November 15, 2025, he would have been required to repay $100,000 of the Bonus;

●	if his employment terminates on or after November 15, 2025 but prior to May 15, 2026, he shall repay $50,000 of the Bonus; and

●	if his employment terminates on or after May 15, 2026, he shall not be required to repay any of the Bonus.

Non-Equity Incentive Compensation

Our Named Executive Officers are entitled to receive non-equity incentive plan bonuses pursuant to the terms of their respective employment agreements. Under the terms of these employment agreements, the amounts of these bonuses and the performance metrics and goals required to receive those bonus amounts are determined by our Board based on appropriate comparative benchmarks. For 2025 and 2024, the target bonus for each of Messrs. Hochman and Sherman was 80% of base salary, and the target bonus for Mr. Taylor was 50% of base salary, in each case as provided in the applicable employment agreement for each of the Named Executive Officers.

2025 Incentive Bonus Plan

For 2025, the Compensation Committee approved a new cash bonus plan for all executive officers (the “2025 Incentive Bonus Plan”), which:

●	established annual goals with midyear key deliverables approved by the Compensation Committee;

●	provided for a midyear performance review of measurable performance metrics and the payment of up to 35% of annual bonuses in the third quarter of 2025 based on the achievement of those metrics;

●	provided the Committee with the ability to make midyear adjustments to the full year goals if the full year goals became unachievable due to unanticipated events;

●	provided that up to 65% of bonus amounts were to be paid in the first quarter of 2026 based on full-year performance, taking into account the midyear adjustments discussed above, if any; and

●	included stretch goals, with the potential for additional bonuses if those stretch goals are achieved, as discussed further below.

For 2025, 100% of 2025 Incentive Bonus Plan payments for Messrs. Hochman and Sherman were based on progress made relating to the following corporate goals and objectives approved by the Compensation Committee (the “2025 Corporate Goals and Objectives”):

●	achieving certain enrollment targets with respect to the BACKBEAT (BradycArdia paCemaKer with AVIM for Blood prEssure treAtmenT) global pivotal study (the “BACKBEAT study”) and achieving certain other milestones;

●	advancing our Virtue Sirolimus AngioInfusion Balloon (“Virtue SAB”) clinical program for the treatment of atherosclerotic artery disease;

●	advancing pipeline programs and partnership opportunities; and

●	achieving certain financial and operating objectives.

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Our Compensation Committee and our Board evaluated midyear progress against the midyear deliverables established by the Compensation Committee relating to the 2025 Corporate Goals and Objectives. It was determined that all of the midyear performance metrics were achieved at the 98% level, except for one performance metric (the “Unmet Performance Metric”), which was determined not to be achievable due to unforeseen circumstances at the time performance the metric was established. Upon the recommendation of our Compensation Committee, the Board determined that with respect to all participants in the 2025 Incentive Bonus Plan, including our Named Executive Officers (i) the midyear bonuses attributable to the Unmet Performance Metric would not be paid at midyear, and that recipients of midyear bonuses would only be eligible to earn approximately 25.8% (instead of 35%) of their total bonus for 2025 at midyear and (ii) the Unmet Performance Metric would be adjusted and would be evaluated at year end based on annual numbers.

Achievement of 100% of the 2025 Corporate Goals and Objectives would result in payout at 100% of target bonus for Messrs. Hochman and Sherman, subject to upward adjustment based on the achievement of additional stretch goals. In addition, the Compensation Committee established certain stretch goals for the entire year ended December 31, 2025 (the “2025 Stretch Goals”), which were intended to be highly challenging and generally related to the same subject areas as the 2025 Corporate Goals and Objectives. Full achievement of the 2025 Stretch Goals could increase the overall achievement level by up to 60%.

Based on the Company’s performance against each of the 2025 Corporate Goals and Objectives and the 2025 Stretch Goals, the Compensation Committee determined that in the aggregate the 2025 Corporate Goals and Objectives were achieved at a 120.17% level for 2025, resulting in Messrs. Hochman and Sherman each receiving bonuses at 120.17% of their respective target bonus levels.

For Mr. Taylor, his bonus was initially based on the achievement of the 2025 Goals and Objectives and the 2025 Stretch Goals, calculated in the same manner as the other Named Executive Officers. However, Mr. Taylor’s bonus is also subject to a modifier based on his achievement of individual objectives relating to, among other things, financial management, corporate strategy, financial reporting and compliance, as determined by Mr. Hochman. Mr. Taylor’s bonus can be increased by up to 45% or decreased to zero based on achievement of his individual performance objectives. As a result of application of the modifier, Mr. Taylor’s 2025 bonus could have ranged from zero to 174% of his target bonus. For 2025, Mr. Taylor was awarded a bonus at approximately 145.41% of his target bonus level based on the Company’s performance against the 2025 Corporate Goals and Objectives modified by his performance against his individual performance goals and objectives.

The actual annual non-equity incentive plan cash bonuses awarded to each Named Executive Officer for 2025 performance are set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

2024 Incentive Bonus Plan

For 2024, 100% of the annual non-equity incentive plan bonuses for Messrs. Hochman and Sherman were based on progress made relating to the following corporate goals and objectives approved by the Compensation Committee (the “2024 Corporate Goals and Objectives”):

●	advancing our AVIM therapy clinical program for the treatment of hypertension, including, among other things, meeting certain enrollment objectives of the BACKBEAT Study;

●	advancing our Virtue Sirolimus AngioInfusion Balloon clinical program, including successfully manufacturing Sirolimus EFR, securing FDA approval for a new study design; and restructuring our development and commercialization agreement with Terumo Corporation and Terumo Medical Corporation;

●	advancing key pipeline programs and actively pursuing new acquisition/partnership opportunities; and

●	executing as a public company, including, among other things, successfully completing SEC filings, filing a shelf registration statement and entering into an at-the-market offering program, broadening analyst coverage of the Company’s stock and managing financial performance according to budget and goals.

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Based on the Company’s performance against each of the 2024 Corporate Goals and Objectives, the Compensation Committee determined that in the aggregate the 2024 Corporate Goals and Objectives were achieved at a 65% level, resulting in each of Messrs. Hochman and Sherman receiving bonuses at 65% of their respective target bonus levels. For Mr. Taylor, the starting point for determination of his bonus for 2024 was 65% of his target bonus based on the Company’s achievement against the 2024 Corporate Goals and Objectives; however, this amount was subject to a modifier based on his performance against individual performance goals and objectives. As a result of application of the modifier, Mr. Taylor’s 2024 bonus could have ranged from zero to 94% of his target bonus. For 2024, Mr. Taylor was awarded a bonus at approximately 79% of his target bonus level based on the Company’s performance against the 2024 Corporate Goals and Objectives modified by his performance against his individual performance goals and objectives. The actual annual non-equity incentive plan cash bonuses awarded to each Named Executive Officer for 2024 performance are set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including the named executive officers. Our Board is responsible for approving equity grants based on recommendations of the Compensation Committee. As described below, each of the named executive officers is entitled to certain equity awards pursuant to the terms of his employment agreement.

Changes to Equity Award Policy Made in 2025

In February 2025, we changed our policy with respect to equity awards granted to Vice Presidents and above (VP+ Officers”), which includes our Named Executive Officers. Under the revised equity awards policy, VP+ Officers are entitled to elect be issued or her annual equity award in (i) 100% stock options, (ii) 100% RSUs or (iii) 50% RSUs and 50% stock options. In addition, the Compensation Committee approved an updated RSU vesting policy in February 2025, pursuant to which RSUs granted in 2025 will vest over three years in three equal installments: 33.33% at 24 months, 33.33% at 30 months, and 33.34% at 36 months. This updated vesting policy is in line with third-party compensation benchmarking, and, with initial vesting only commencing after two years of service, is intended to incentivize recipients of RSUs to make a commitment to our long-term success.

2025 Regular Equity Grant

The size of Orchestra’s option-equivalent pool of equity awards for the entire company (including non-employee directors) for 2025 (the “2025 Orchestra Equity Pool”) as a percentage of Orchestra’s total shares outstanding (the “2025 Orchestra Equity Pool Percentage”) was benchmarked against the median percentage of option-equivalent pool of equity awards for the members of 2025 Peer Group as a percentage of total outstanding shares (the “2025 Median Peer Group Equity Pool Percentage”). The 2025 Median Peer Group Equity Pool Percentage was 6.11%. The Compensation Committee set the 2025 Orchestra Equity Pool Percentage at 5.60%.

Mr. Hochman’s equity award for 2025 was benchmarked against the equity compensation of the chief executive officers of the 2025 Peer Group (“2025 Peer Group CEOs”) based on the median percentage of the option-equivalent pool of equity for the members of the 2025 Peer Group (“2025 Peer Group Equity Pool”) allocated to the 2025 Peer Group CEOs, which for the 2025 Peer Group CEOs was 13.70% of the 2025 Peer Group Equity Pool. The Compensation Committee determined to allocate Mr. Hochman 13.75% of the Orchestra 2025 Equity Pool.

Mr. Sherman’s equity award for 2025 Equity Award was benchmarked against the equity compensation of the second highest paid executives in the Peer Group (“2025 Peer Group 2HPEs”) based on the median percentage of the 2025 Peer Group Equity Pool allocated to the 2025 Peer Group 2HPEs, which for the 2025 Peer Group 2HPEs was 5.90% of the 2025 Peer Group Equity Pool. Based on Mr. Sherman’s past and ongoing contributions to the Company, the Compensation Committee determined to allocate Mr. Sherman 8.09% of the Orchestra 2025 Equity Pool.

Mr. Taylor’s equity award for 2025 was benchmarked against the equity compensation of the chief financial officers of the 2025 Peer Group (“2025 Peer Group CFOs”) based on the median percentage of the Peer Group Equity Pool allocated to the Peer Group CFOs, which for the 2025 Peer Group CFOs was 4.60% of the 2025 Peer Group Equity Pool. Based on Mr. Taylor’s past and ongoing contributions to the Company, the Compensation Committee determined to allocate Mr. Taylor 5.87% of the Orchestra 2025 Equity Pool.

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2025 Performance Award Granted to Mr. Sherman

In light of Mr. Sherman’s continued significant contributions to the Company, on April 23, 2025, the Compensation Committee granted Mr. Sherman 42,000 stock options with an exercise price of $2.85, the closing price of our common stock on the date of grant (the “Sherman Performance Options”), which would only vest to the extent certain performance criteria relating to the advancement of our AVIM therapy Virtue and SAB clinical programs were met (the “Sherman Performance Metrics”). In addition to being subject to the achievement of the Sherman Performance Metrics, the Sherman Performance Options are subject to time-based vesting, with 25% of the earned Sherman Performance Options vested on the April 23, 2026 (the "Sherman Performance Option Vesting Commencement Date") and the remaining 75% vesting in equal installments every three months thereafter on the same day of the month as the Sherman Performance Option Vesting Commencement Date over a three-year period, commencing in the third month after the Sherman Performance Option Vesting Commencement Date. Based on the Company’s achievement against the Sherman Performance Metrics as evaluated by the Compensation Committee in January 2026, Mr. Sherman vested in 34,974 Sherman Performance Options, some of which remain subject to time-based vesting as described in the immediately preceding sentence.

2025 One-Time Special Equity Grant

In August 2025, in light of our progress, including with respect to advancing our clinical trials and securing over $100 million in financing to fund our clinical trials in August 2025, upon recommendation of the Compensation Committee, our Board approved the One-Time Equity Grant to all non-employee directors and all employees. Pursuant to the One-Time Equity Grant, Messrs. Hochman, Sherman and Taylor received grants of 200,000, 120,000 and 80,000 RSUs, respectively.

2024 Equity Grants

For 2024, equity awards to our named executive officers were based peer group data provided by FW Cook against peer companies consisting of the following 18 companies (the “2024 Peer Group”):

● Asensus Surgical	● Lyra Therapeutics
● AxoGen	● PAVmed
● Beyond Air	● Pulse Biosciences
● CVRx	● Semler Scientific
● EyePoint Pharmaceuticals	● Senseonics Holdings
● Humacyte	● Silk Road Medical
● Hyperfine	● Stereotaxis
● LeMaitre Vascular	● Surmodics
● Ligand Pharmaceuticals	● Zynex

The size of Orchestra’s option-equivalent pool of equity awards for the entire company (including non-employee directors) for 2024 (the “2024 Orchestra Equity Pool”) as a percentage of Orchestra’s total shares outstanding (the “2024 Orchestra Equity Pool Percentage”) was benchmarked against the median percentage of option-equivalent pool of equity awards for the members of 2024 Peer Group as a percentage of total outstanding shares (the “2024 Median Peer Group Equity Pool Percentage”). The 2024 Median Peer Group Equity Pool Percentage was 5.8%. To ensure a sufficient available equity award pool for potential future grants, the Compensation Committee set the 2024 Orchestra Equity Pool Percentage at 5.1%.

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Mr. Hochman’s equity award for 2024 was benchmarked against the equity compensation of the chief executive officers of the 2024 Peer Group (“2024 Peer Group CEOs”) based on the median percentage of the option-equivalent pool of equity for the members of the Peer Group (“2024 Peer Group Equity Pool”) allocated to the Peer Group CEOs. The 2024 Peer Group CEOs were allocated 17.6% of the 2024 Peer Group Equity Pool. To enable greater award allocations to other named executive officers, the Compensation Committee determined to allocate Mr. Hochman 16.6% of the Orchestra 2024 Equity Pool.

Mr. Sherman’s equity award for 2024 was benchmarked against the equity compensation of the chief operating officers of the Peer Group (“2024 Peer Group COOs”) based on the median percentage of the Peer Group Equity Pool allocated to the Peer Group COOs. The median allocation for 2024 Peer Group COOs was 7.2% of the 2024 Peer Group Equity Pool (not including the Sherman Performance Options). However, in light of Mr. Sherman’s past and ongoing contributions to the Company, the Compensation Committee determined to allocate Mr. Sherman 14.6% of the Orchestra 2024 Equity Pool.

Mr. Taylor’s equity award for 2024 was benchmarked against the equity compensation of the chief financial officers of the Peer Group (“2024 Peer Group CFOs”) based on the median percentage of the 2024 Peer Group Equity Pool allocated to the Peer Group CFOs. The median allocation for Peer Group CFOs was 5.0% of the 2024 Peer Group Equity Pool. However, in light of Mr. Taylor’s past and ongoing contributions to the Company, the Compensation Committee determined to allocate Mr. Taylor 8.3% of the Orchestra 2024 Equity Pool.

For additional information related to the equity awards granted to our Named Executive Officers, see the column titled “Stock Awards” in the Summary Compensation Table above, as well as the “Outstanding Equity Awards at Fiscal Year-End” table below.

Employment Agreements with our Named Executive Officers

Each of our Named Executive Officers is party to an employment agreement that sets forth the terms and conditions of their employment. Each such agreement provides for “at will” employment. The material terms of the employment agreements with the Named Executive Officers are described below.

Certain Provisions in the Employment Agreements of David P. Hochman and Darren R. Sherman Entered into on January 26, 2023

On January 26, 2023, we entered into employment agreements with each of Mr. Hochman and Mr. Sherman that govern the terms of their employment. The agreements provide that Mr. Hochman shall serve as Chief Executive Officer and Orchestra BioMed Founder and Mr. Sherman shall serve as President, Chief Operating Officer, and Orchestra BioMed Founder. Employment under the agreements is “at will” although Mr. Hochman and Mr. Sherman may be entitled to severance upon certain terminations as described below. Pursuant to the agreements, the executives receive annual initial base salaries (in 2025, $595,000 for Mr. Hochman and $495,000 for Mr. Sherman). During the term of the agreements, on an annual basis the Board or the Compensation Committee shall review Messrs. Hochman’s and Sherman’s base salary and may increase such amount as it may deem advisable. In this regard, in February 2026, Mr. Hochman’s salary was increased to $618,800, and Mr. Sherman’s salary was increased to $544,500. In addition to this base compensation, the executives are each eligible to receive a discretionary annual bonus during each fiscal year of their employment with a target amount of 80% of base salary, with the performance metrics and goals required to receive such amount to be determined by our Board in consultation with our Chief Executive Officer.

The agreements also provided for a grant of equity compensation (the “Equity Grant”) to each of the executives, to be made as soon as reasonably practicable following the beginning of our first open trading window after the agreements were entered into, so that the executive’s long-term equity holdings in Orchestra are at least 4.6% of common stock in the case of Mr. Hochman and 4.3% in the case of Mr. Sherman. These percentages assume the future grant is in the form of stock options with a four-year vesting schedule commencing on January 26, 2023, the date of the closing of the Business Combination. However, the agreements contemplate that if instead the award is RSUs, the number of covered shares of common stock will be reduced by a ratio based on two shares covered by RSUs being equal to three shares covered by stock options and that the award will vest over a to-be-agreed vesting schedule over a minimum of three years. Pursuant to the Equity Grant, on July 20, 2023, (i) Mr. Hochman was granted options to purchase 232,500 shares of common stock at an exercise price of $7.42 per share and 465,000 RSUs and (ii) Mr. Sherman was granted 539,667 RSUs.

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Board Membership Provisions

The employment agreements provide that so long as each of Messrs. Hochman and Sherman remain in their current positions (Chief Executive Officer for Mr. Hochman and President and Chief Operating Officer for Mr. Sherman), Orchestra shall nominate each of them to serve as a member of our Board. Each of Messrs. Hochman’s and Sherman’s service as a member of our Board shall end upon certain specified events, including the termination of their employment and the expiration of their then current term if not reelected by our stockholders.

Termination and Severance Provisions

With respect to the each of Messrs. Hochman and Sherman, if Orchestra terminates his employment without Cause (as defined below), if he voluntarily resigns with Good Reason (as defined below), or in the event of his death, and subject to an effective release of claims, Orchestra will pay or provide him or his estate with continued base salary plus target bonus for 12 months (the “Severance Obligations”). In addition, in the event of a termination without Cause or resignation for Good Reason, and subject to an effective of release of claims, Orchestra will pay or provide the executive with (i) if he validly elects to continue his healthcare coverage under applicable law, reimbursement of the applicable premium for up to 12 months, (ii) an extended stock option post-termination exercise period of up to 12 months, and (iii) all equity awards held by the executive granted prior to the closing of the Business Combination will vest to the same extent such awards would have vested had the executive provided an additional 12 months of services. If the termination without Cause or resignation for Good Reason occurs within the period beginning three months prior to a Change of Control (as defined in the Company’s 2023 Equity Incentive Plan) and ending 12 months following a Change of Control, then, subject to an effective release of claims, the Severance Obligations shall be increased to 150% of annual base salary and target bonus, and (ii) all unvested equity awards held by the executive shall vest in full.

In addition, upon any termination of employment, each of Messrs. Hochman and Sherman shall be entitled to payment of accrued, but unpaid, base salary and reimbursement of previously and properly incurred business expenses.

Additional Change of Control Provision

The employment agreements provide that if a Change of Control occurs and the acquirer or surviving corporation refuses to assume or substitute for the executive’s outstanding equity awards, the equity awards shall vest in full as of the date immediately preceding the Change of Control.

Definition of Cause

“Cause” means each of:

●	executive’s breach of any of his obligations under the restrictive covenants section of his employment agreement;

●	executive’s breach of any of his obligations under his employment agreement (other than the restrictive covenants section of his agreement), which, to the extent curable, has not been cured within 30 days after the executive has been provided written notice of such breach;

●	executive being convicted of, or pleading guilty or nolo contendere to, or being indicted for, any felony or any misdemeanor involving theft, fraud, dishonesty or moral turpitude; or

●	fraud or embezzlement against Orchestra.

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Definition of Good Reason

“Good Reason” means each of:

●	any change in the executive’s position, title or reporting relationship with Orchestra that diminishes in any material respect the executive’s authority, duties, or responsibilities; provided, however, that a change in authority, duties, or responsibilities due to Orchestra becoming a division, subsidiary, or other similar part of a larger organization shall not by itself constitute Good Reason;

●	any material reduction in the executive’s base compensation;

●	the relocation of the executive’s principal office or principal place of employment by more than fifty miles; or

●	a material breach of the employment agreement by Orchestra;

provided, however, that the executive must provide written notice within 60 days of the occurrence of the potential Good Reason trigger; if curable, Orchestra must fail to cure the potential Good Reason trigger within 60 days of receipt of notice, and the executive must resign within 60 days following the expiration of the 60-day cure period.

Golden Parachute Provisions

The employment agreements contain customary golden parachute provisions providing that if, in connection with a Change of Control, amounts would constitute “parachute payments” under Section 280G of the Code, and be subject to an excise tax under Section 4999 of the Code, amounts will either be (i) reduced, or (ii) paid in full, whichever results in the greater after tax amount to the executive.

Certain Provisions in Andrew Taylor’s Employment Agreement

On June 5, 2023, Orchestra entered into an employment letter agreement with Mr. Taylor (the “Taylor Agreement”). Pursuant to the terms of the Taylor Agreement, Mr. Taylor serves as our Chief Financial Officer and was initially entitled to an annual base salary of $395,000 (which was increased in August 2025 to $430,000). In addition, pursuant to the Taylor Agreement, Mr. Taylor:

●	is entitled to an annual incentive-based bonus (the “Annual Bonus”) with a target of 50% of his base salary starting with the 2023 calendar year, which is to be awarded based on the achievement of milestones determined by our Board as well as the achievement of individual objectives determined by Mr. Taylor and Mr. Hochman; and

●	was granted 278,363 RSUs on July 20, 2023 (the “Taylor Initial Equity Award”), which vest over a three-year period as follows: (i) 34% of the shares vested on the 18-month anniversary of June 6, 2023 (the “Vesting Commencement Date”), (ii) 33% of the shares vested on the two-year anniversary of the Vesting Commencement Date, and (iii) 33% of the shares will vest on the three-year anniversary of the Vesting Commencement Date.

Termination and Severance Provisions

Pursuant to the Taylor Agreement, upon any termination of Mr. Taylor’s employment with the Company for any reason, he is entitled to his earned but unpaid wages, including, accrued but unpaid paid time off, reimbursable business expenses, vested benefits, and such other amounts as applicable law may require.

If Mr. Taylor’s employment is terminated without Cause or for Good Reason (each as defined below) and conditioned on, among other things, Mr. Taylor’s execution in favor of the Company (including its subsidiaries and affiliates and its and their officers, directors and employees) of a general release of all claims becoming irrevocably effective, the Company is required to pay or provide Mr. Taylor with severance consisting of (i) his continued base salary for the Severance Period (as defined below), (ii) COBRA reimbursement during the Severance Period (or, if earlier, until Mr. Taylor becomes eligible for benefits from a subsequent employer), (iii) accelerated vesting of the Taylor Initial Equity Award so that it is vested to the same extent it would be vested had Mr. Taylor’s employment continued for the duration of the Severance Period, and (iv) if a CiC Termination (as defined below), a one-time payment equal to Mr. Taylor’s then current target Annual Bonus. The Severance Period (i) during the first 18 months of employment will be nine months, and (ii) following 18 months of employment the Severance Period will increase to 12 months. Notwithstanding the foregoing, if there is a Change in Control (as defined in the 2023 Plan) within the first 18 months of Mr. Taylor’s employment, the Severance Period will increase to 12 months if the termination occurs within the period commencing three months prior to a Change in Control and ending 12 months following a Change in Control (such a termination during the first eighteen months, a “CiC Termination”).

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Definition of Cause

“Cause” means each of:

●	Mr. Taylor’s breach of certain intellectual property-related agreements;

●	Mr. Taylor’s breach of any of his obligations under the Taylor Agreement which, to the extent curable, has not been cured within thirty days after he has been provided written notice of such breach;

●	Mr. Taylor being convicted of, or pleading guilty or nolo contendere to, or being indicated for, any felony or misdemeanor involving theft, fraud, dishonesty, or moral turpitude; or

●	Mr. Taylor’s fraud or embezzlement against the Company.

Definition of Good Reason

“Good Reason” means each of:

●	any change in the Mr. Taylor’s position, title or reporting relationship with Orchestra that diminishes in any material respect his authority, duties, or responsibilities; provided, however, that a change in authority, duties, or responsibilities due to Orchestra becoming a division, subsidiary, or other similar part of a larger organization shall not by itself constitute Good Reason;

●	any material reduction in Mr. Taylor’s base compensation;

●	the relocation of the Mr. Taylor’s principal office or principal place of employment by more than fifty miles; or

●	a material breach of the employment agreement by Orchestra;

provided, however, that Mr. Taylor must provide written notice within 60 days of the occurrence of the potential Good Reason trigger; if curable, Orchestra must fail to cure the potential Good Reason trigger within 60 days of receipt of notice, and the executive must resign within 60 days following the expiration of the 60-day cure period.

Restrictive Covenant Obligations Applicable to All Named Executive Officer Employment Agreements

Pursuant to their employment agreements, each of our Named Executive Officers is subject to a one-year post-termination non-solicitation of employees covenant, in addition to his obligations, including a perpetual non-disparagement covenant, under his confidential information and intellectual property assignment agreement.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding stock options and stock awards held by our Named Executive Officers as of December 31, 2025. Each of the outstanding equity awards was granted pursuant to the Orchestra BioMed, Inc. 2018 Stock Incentive Plan (the “2018 Plan”) or the Company’s 2023 Equity Incentive Plan (the “2023 Plan”).

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units that Have Not Vested (#)	Market Value of Shares or Units of Stock that have not Vested($)(1)
David P. Hochman	8/7/2018(2)	263,821	-	-		4.30	8/7/2028	-	-
	4/12/2022(2)	37,743	-	-		4.06	4/12/2032	-	-
	8/18/2022(2)	508,397	-	-		10.00	8/18/2032	-	-
	1/20/2023(3)	116,250	-	-		10.00	1/19/2033	-	-
	7/20/2023(4)	159,841	72,659	-		7.42	7/17/2033	-	-
	7/20/2023(5)	-	-	-		-	-	70,000	290,500
	5/8/2024(6)	-	-	-		-	-	127,498	529,117
	4/4/2025(4)	-	147,500	-		2.76	4/4/2035	-	-
	4/4/2025(10)	-	-	-		-	-	98,333	408,082
	8/7/2025(10)	-	-	-		-	-	200,000	830,000
Darren R. Sherman	8/7/2018(1)	310,321	-	-		4.30	8/7/2028	-	-
	4/12/2022(1)	53,243	-	-		4.06	4/12/2032	-	-
	8/18/2022(1)	508,397	-	-		10.00	8/18/2032	-	-
	1/20/2023(3)	116,250	-	-		10.00	1/19/2033	-	-
	7/20/2023(5)	-	-	-		-	-	84,667	351,368
	5/8/2024(7)	-	-	-		-	-	112,625	467,394
	4/4/2025(10)	-	-	-		-	-	115,708	480,188
	4/23/25(4)	-	-	42,000	(11)	2.85	4/23/2035	-	-
	8/7/25(10)	-	-	-		-	-	120,000	498,000
Andrew L. Taylor	7/20/2023(8)	-	-	-		-	-	83,720	347,438
	5/8/2024(9)	-	-	-		-	-	63,749	264,558
	4/4/2025(10)	-	-	-		-	-	84,000	348,600
	8/7/25(10)	-	-	-		-	-	80,000	332,000

(1)	The market value of these shares is based on the closing price of $4.15 per share of the common stock of the Company on the Nasdaq Global Market on December 31, 2025, the last trading day of 2025.

(2)	These options vest as follows: 33% fully vested at the time of the award and 67% vested on a quarterly basis over three years, with the first vesting date being the end of the first calendar quarter after the date of the award.

(3)	These options were initially to be granted on August 18, 2022 and have the same vesting schedule as the options granted on August 18, 2022. Accordingly, at the time these options were granted, 51,344 options were vested, with the remaining 64,906 options vesting in equal quarterly installments over the following 10 quarterly periods.

(4)	One-fourth of these awards vested 12 months from the grant date (“Vesting Commencement Date”), with the remainder vesting in equal quarterly installments over a three-year period after the Vesting Commencement Date.

(5)	One-third of these awards vest at each of 18 months, 24 months and 36 months after the date of the closing of the Business Combination.

(6)	A total of 72,502 RSUs vested in on June 10, 2025, September 10, 2025, and December 10, 2025, and the remaining 127,498 RSUs will vest in equal installments on June 10, 2026, September 10, 2026, December 10, 2026, March 22, 2027, June 10, 2027, September 10, 2027, December 10, 2027, March 22, 2028 and June 10, 2028.

(7)	A total of 51,528 RSUs vested in on May 25, 2025, August 25, 2025, November 25, 2025, December 22, 2025 and the remaining 112,625 RSUs will vest in equal installments on May 25, 2026, August 25, 2026, December 22, 2026, March 25, 2027, May 25, 2027, August 25, 2027, November 25, 2027, March 25, 2028 and May 25, 2028.

(8)	One-third of these awards vested (or will vest) at each of 18 months, 24 months and 36 months from the date of commencement of Mr. Taylor’s employment with the Company in June 2023.

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(9)	A total of 29,167 RSUs vested on May 20, 2025, August 20, 2025, November 20, 2025, December 20, 2025 and the remaining 63,749 RSUs will vest in equal installments on May 20, 2026, August 20, 2026, November 20, 2026, March 25, 2027, May 20, 2027, August 20, 2027, November 20, 2027, March 25, 2028 and May 20, 2028.

(10)	One-third of these awards vest at each of 24 months, 30 months and 36 months from the date of grant.

(11)	Represents the Sherman Performance Options discussed above, which were still subject to the Sherman Performance Metrics at December 31, 2025. On January 28, 2026, our Compensation Committee determined that, based on the Company’s achievement against the Sherman Performance Metrics, Mr. Sherman vested in only 34,974 Sherman Performance Options, with 7,026 Sherman Performance Options not being earned.

Pay Versus Performance

The following table discloses the relationship between the financial performance of the Company and (i) the summary compensation actually paid (“Compensation Actually Paid”) to the Company’s Principal Executive Officer (“PEO”), and (ii) the average Compensation Actually Paid to non-PEO Named Executive Officers (“NEOs”). For further information about how we align executive compensation with the Company’s performance, see the “Executive Compensation — Narrative Disclosure to Summary Compensation Table” and the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)	Total Shareholder Return (Initial Value $100)(4)	Net Income (000)
2025	2,261,233	2,928,682	1,482,176	1,647,341	45.45	$(52,701)
2024	1,912,475	(1,973,550)	1,427,343	(1,654,589)	43.81	$(61,024)

(1)	David Hochman was the PEO for each of 2025 and 2024.

(2)	SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay Versus Performance table. Compensation Actually Paid does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a value calculated under applicable SEC rules. In general, Compensation Actually Paid is calculated as the Summary Compensation Table total compensation, adjusted to include the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date of such equity awards (rather than the grant date).

(3)	Our non-PEO Named Executive Officers for 2025 and 2024 were Darren Sherman and Andrew Taylor.

(4)	Total Shareholder Return is calculated based on a fixed investment of $100 measured from the market close on December 29, 2023 (the last trading day of 2023) through and including the end of the fiscal year for each year reported in the table..

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The following tables outline the adjustments made to the compensation earned by our PEO and non-PEO Named Executive Officers, as presented in the Summary Compensation Table, to derive the Compensation Actually Paid to them.

Item and Value Added (Deducted)	2025	2024
For PEO:
Summary Compensation Table Total	2,261,233	1,912,475
Deduct: Summary Compensation Table “Stock Awards” column value	(791,399)	(996,000)
Deduct: Summary Compensation Table “Option Awards” column value	(290,575)	__
Add: year-end fair value of outstanding and unvested equity awards granted in the fiscal year	1,705,657	800,000
Add/(Deduct): change in fair value of outstanding and unvested equity awards granted in prior years	51,422	(3,145,992)
Add: vest date fair value of equity awards granted in the covered year that vested in the covered year	__	__
Add/(Deduct): change in fair value of prior-year equity awards vested in the fiscal year	(7,656)	(544,033)
Deduct: fair value at the end of prior year of awards granted in prior years that fail to meet vesting conditions	__	__
Compensation Actually Paid	2,928,982	(1,973,550)

Item and Value Added (Deducted)	2025	2024
For Non-PEO Named Executive Officers (Average):
Summary Compensation Table Total	1,482,176	1,427,343
Deduct: Summary Compensation Table “Stock Awards” column value	(535,597)	(688,901)
Deduct: Summary Compensation Table “Option Awards” column value	(42,420)	__
Add: year-end fair value of outstanding and unvested equity awards granted in the fiscal year	894,914	553,334
Add/(Deduct): change in fair value of outstanding and unvested equity awards granted in prior years	25,857	(2,236,834)
Add: vest date fair value of equity awards granted in the covered year that vested in the covered year	__	__
Add/(Deduct): change in fair value of prior-year equity awards vested in the fiscal year	(177,589)	(709,531)
Deduct: fair value at the end of prior year of awards granted in prior years that fail to meet vesting conditions	__	__
Average Compensation Actually Paid	1,647,341	(1,654,589)

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Pay Versus Performance Table

The illustrations below provide a graphical description of compensation actually paid (as calculated in accordance with the SEC rules) and the following measures: (i) our cumulative total shareholder return, or TSR; and (ii) our net loss.

Compensation Actually Paid (Cap) and TSR

As shown in the following graph, the compensation actually paid (“CAP”), to Mr. Hochman and the average amount of CAP to our Non-PEO NEOs during the periods presented are negatively correlated. We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. For example, part of the compensation our named executive officers are eligible to receive consists of annual performance-based cash bonuses which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. Additionally, we view stock awards, which are an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases and the executive officer continues in our employment over the vesting period and, with respect to the Sherman Performance Options, the achievement of certain defined corporate goals. These stock awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

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Compensation Actually Paid and Net Loss

Because we are not a commercial-stage company, we do not have any recurring, significant commercial revenue during the periods presented and our company has not historically looked to net loss as a performance measure for our executive compensation program.

Defined Contribution Plan

Orchestra currently maintains a 401(k) retirement savings plan, or the 401(k) plan, for its employees, including its Named Executive Officers, who satisfy certain eligibility requirements. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code. Our Named Executive Officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We reserve the right to make discretionary matching contributions or non-elective contributions under the 401(k) plan. In 2023, we began providing a matching contribution under the 401(k) plan.

We do not maintain any defined benefit pension plans.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Equity Grant Process

The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information (“MNPI”), and the Company does not time the release of MNPI based upon grant dates of equity. In the event MNPI becomes known to the Compensation Committee before granting an equity award, the Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.

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EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2025, the Company has two compensation plans under which securities of the Company were authorized for future grant: the 2023 Plan and the Orchestra BioMed Holdings, Inc. 2025 New Hire Inducement Plan (the “2025 Inducement Plan”).

The 2023 Plan was adopted by our Board on December 12, 2022 and was approved by our stockholders on January 24, 2023. The 2023 Plan then became effective on January 26, 2023, the date that the closing of the Business Combination occurred. Following the effectiveness of the 2023 Plan, no further equity awards may be granted under the 2018 Plan, which was approved by Orchestra BioMed, Inc. stockholders. However, the 2018 Plan will continue to govern outstanding awards granted thereunder.

The 2025 Inducement Plan was adopted by our Board and became effective on November 7, 2025 and was not approved by our stockholders.

The following table provides information as of December 31, 2025 with respect to the Company’s existing and predecessor plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in Column “(a)”)
	(a)	(b)		(c)
Equity compensation plans approved by security holders(1)	7,048,321	$6.26	(2)	377,306	(3)
Equity compensation plans not approved by security holders(4)	151,250	$4.84	(5)	798,750	(6)
Total	7,199,571	$6.23		1,176,056

(1)	Consists of the 2018 Plan and the 2023 Plan (collectively, the “Plans”).

(2)	Amount is based on the weighted-average exercise price of vested and unvested stock options and RSUs outstanding under the Plans. The weighted-average exercise price of vested and unvested stock awards excluding those that can be exercised for no consideration is $6.26.

(3)	As of December 31, 2025, a total of 377,306 shares of our common stock were reserved for issuance pursuant to the 2023 Plan. The 2023 Plan provides that the number of shares of our common stock reserved and available for issuance under the 2023 Plan will automatically increase on January 1 of each year for a period of ten years, beginning on January 1, 2024 and ending on (and including) January 1, 2032, in an amount equal to the lesser of (i) 4.8% of the total number of shares of our common stock outstanding on December 31 of the immediately preceding year, (ii) 3,036,722 shares of our common stock, and (iii) such number of shares of our common stock determined by our Board or our Compensation Committee prior to January 1 of a given year. Notwithstanding anything to the contrary in the foregoing sentence, the aggregate maximum number of shares of our common stock that may be issued on the exercise of ISOs under the 2023 Plan is 3,455,303 shares, which amount will be increased commencing on January 1, 2024 and ending on (and including) January 1, 2032, in an amount equal to the lesser of (i) 4.8% of the total number of shares of our common stock outstanding on December 31 of the preceding year, (ii) 3,036,722 shares of common stock, and (iii) such number of shares of common stock determined by our Board or the Compensation Committee prior to January 1 of a given year. Shares of common stock subject to awards granted under the 2023 Plan that expire or terminate without being exercised in full will not reduce the number of shares of common stock available for issuance under the 2023 Plan. The settlement of any portion of an award in cash will not reduce the number of shares of common stock available for issuance under the 2023 Plan. With respect to a stock appreciation right, only shares of common stock that are issued upon settlement of the stock appreciation right will count towards reducing the number of shares of our common stock available for issuance under the 2023 Plan. If any shares of our common stock issued pursuant to an award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) to satisfy the exercise, strike or purchase price of an award; or (iii) to satisfy a tax withholding obligation in connection with an award, the shares of common stock that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2023 Plan.

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(4)	Consists of the 2025 Inducement Plan.

(5)	Amount is based on the weighted-average exercise price of vested and unvested stock options and RSUs outstanding under the 2025 Inducement Plan. The weighted-average exercise price of vested and unvested stock awards excluding those that can be exercised for no consideration is $4.84.

(6)	As of December 31, 2025, a total of 798,750 shares of our common stock were reserved for issuance pursuant to the 2025 Inducement Plan. Shares of common stock subject to awards granted under the 2025 Inducement Plan that expire or terminate without being exercised in full will not reduce the number of shares of common stock available for issuance under the 2025 Inducement Plan. The settlement of any portion of an award in cash will not reduce the number of shares of common stock available for issuance under the 2025 Inducement Plan. With respect to a stock appreciation right, only shares of common stock that are issued upon settlement of the stock appreciation right will count towards reducing the number of shares of our common stock available for issuance under the 2025 Inducement Plan. If any shares of our common stock issued pursuant to an award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) to satisfy the exercise, strike or purchase price of an award; or (iii) to satisfy a tax withholding obligation in connection with an award, the shares of common stock that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2025 Inducement Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of the Record Date (April 28, 2026) by:

●	each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our current “Named Executive Officers” and directors; and

●	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares subject to options and warrants that are currently exercisable or exercisable within 60 days of the Record Date are considered outstanding and beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The beneficial ownership of our common stock is based on 59,880,715 shares of common stock issued and outstanding as of the Record Date.

Unless otherwise indicated in the footnotes to the table below, and subject to applicable community property laws, we believe that all persons named in the table below have sole voting and investment power with respect to their beneficially owned shares of common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers(1)
David P. Hochman(2)	1,931,506	3.2%
Darren R. Sherman(3)	1,715,969	2.8%
Andrew L. Taylor(4)	230,827	*
Jason Aryeh(5)	224,472	*
Pamela Y. Connealy(6)	161,926	*
Eric S. Fain, M.D.(7)	194,422	*
John Mack(8)	83,900	*
David Pacitti(9)	104,518	*
Chris Cleary(10)	70,316	*
All directors and executive officers as a group (nine individuals)	4,717,856	7.5%

Five Percent Holders:
Entities associated with RTW Investments, LP(11)	11,942,394	19.2%
Medtronic(12)	10,078,625	16.8%
Perceptive Life Sciences Master Fund, Ltd.(13)	5,679,480	9.4%
Tasso Partners, LLC(14)	3,098,592	5.2%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the following executive officers and directors is 150 Union Square Drive, New Hope, PA 18938.

(2)	Consists of (i) 471,200 shares held directly by Mr. Hochman; (ii) 110,733 shares held by the DPH 2008 Trust, over which Mr. Hochman has sole voting and dispositive power; (iii) 3,823 shares held by the NSH 2008 Family Trust (the “NSH Trust”), over which Mr. Hochman has sole voting and dispositive power; (iv) 2,000 shares held by the 2019 Solomon Trust over which Mr. Hochman may have shared voting and dispositive power, (v) 2,000 shares held by the 2019 Hannah Trust over which Mr. Hochman may have shared voting and dispositive power; (vi) 2,000 shares held by the 2019 Judah Trust over which Mr. Hochman may have shared voting and dispositive power; (vii) 793,370 shares Mr. Hochman has the right to acquire within 60 days of the Record Date upon the exercise of options he holds directly; (viii) 225,000 shares Mr. Hochman has the right to acquire within 60 days of the Record Date upon the exercise of warrants he holds directly; (ix) 307,214 shares DPH 2008 Trust has the right to acquire within 60 days of the Record Date upon the exercise of options it holds; (x) 7,083 shares Mr. Hochman has the right to acquire within 60 days of the Record Date upon the upon the settlement of RSUs he holds directly; and (xi) 7,083 shares the DPH 2008 Trust has the right to acquire within 60 days of the Record Date upon the upon the settlement of RSUs it holds.

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(3)	Consists of (i) 490,244 shares held directly by Mr. Sherman; (ii) 988,211 shares Mr. Sherman has the right to acquire within 60 days of the Record Date upon the exercise of options he holds directly; (iii) 225,000 shares Mr. Sherman has the right to acquire within 60 days of the Record Date upon the exercise of warrants he holds directly; and (iv) 12,514 shares Mr. Sherman has the right to acquire within 60 days of the Record Date upon the upon the settlement of RSUs he holds directly.

(4)	Consist of (i) 140,024 shares held directly by Mr. Taylor; and (ii) 90,803 shares Mr. Taylor has the right to acquire within 60 days of the Record Date upon the upon the settlement of RSUs he holds directly.

(5)	Consists of (i) 81,060 shares held directly by Mr. Aryeh; (ii) 115,990 shares Mr. Aryeh has the right to acquire within 60 days of the Record Date upon the exercise of options he holds directly; (iii) 15,000 shares Mr. Aryeh has the right to acquire within 60 days of the Record Date upon the exercise of warrants he holds directly; and (iv) 12,422 shares Mr. Aryeh has the right to acquire within 60 days of the Record Date upon the upon the settlement of RSUs he holds directly.

(6)	Consists of (i) 21,289 shares held directly by Ms. Connealy; (ii) 113,215 shares Ms. Connealy has the right to acquire within 60 days of the Record Date upon the exercise of options she holds directly; (iii) 15,000 shares Ms. Connealy has the right to acquire within 60 days of the Record Date upon the exercise of warrants she holds directly; and (iv) 12,422 shares Ms. Connealy has the right to acquire within 60 days of the Record Date upon the upon the settlement of RSUs she holds directly.

(7)	Consists of (i) 46,810 shares held by the Fain Living Trust (the “Fain Trust”), over which Dr. Fain has sole voting and dispositive power; (ii) 120,190 shares the Fain Trust has the right to acquire within 60 days of the Record Date upon the exercise of options it holds; (iii) 15,000 shares the Fain Trust has the right to acquire within 60 days of the Record Date upon the exercise of options it holds; and (iv) 12,422 shares the Fain Trust has the right to acquire within 60 days of the Record Date upon the upon the settlement of RSUs it holds directly.

(8)	Consists of (i) 8,290 shares held directly by Mr. Mack; (ii) 63,188 shares Mr. Mack has the right to acquire within 60 days of the Record Date upon the exercise of options he holds directly; and (iii) 12,422 shares that Mr. Mack has the right to acquire within 60 days of the Record Date upon the settlement of RSUs he holds directly.

(9)	Consists of (i) 10,042 shares held directly by Mr. Pacitti; (ii) 79,387 shares Mr. Pacitti has the right to acquire within 60 days of the Record Date upon the exercise of options he holds directly; and (iii) 15,089 shares that Mr. Pacitti has the right to acquire within 60 days of the Record Date upon the settlement of RSUs he holds directly.

(10)	Consists of (i) 4,701 shares held directly by Mr. Cleary; (ii) 53,193 shares Mr. Cleary has the right to acquire within 60 days of the Record Date upon the exercise of options he holds directly; and (iii) 12,422 shares that Mr. Cleary has the right to acquire within 60 days of the Record Date upon the settlement of RSUs he holds directly.

(11)	Consists of (i) 5,004,255 shares of common stock and 816,660 shares of common stock issuable within 60 days of the Record Date upon exercise of Company pre-funded warrants ("Pre-Funded Warrants") held by RTW Master Fund, Ltd. (“RTW Master Fund”), (ii) 3,569,281 shares of common stock and 1,362,433 shares of common stock issuable within 60 days of the Record Date upon exercise of Pre-Funded Warrants held by RTW Innovation Master Fund, Ltd. (“RTW Innovation”) and (iii) 982,527 shares of common stock and 207,238 shares of common stock issuable within 60 days of the Record Date upon exercise of Pre-Funded Warrants held by RTW Biotech Opportunities Operating Ltd ("RTW Biotech Fund," collectively, with RTW Master Fund and RTW Innovation, the “RTW Funds”). Dr. Roderick Wong (“Dr. Wong”) serves as the Managing Partner and Chief Investment Officer of RTW Investments, LP (“RTW Investments”). As the investment manager of the RTW Funds, RTW Investments may be deemed to own beneficially the shares of common stock held by such funds. As the Managing Partner of RTW Investments, Dr. Wong may be deemed to own beneficially the shares of common stock held by such funds. The address of the principal business office of RTW Investments and Dr. Wong is 40 10th Avenue, Floor 7, New York, New York 10014. The address of the principal business office of RTW Master Fund and RTW Innovation is c/o Intertrust Corporate Services (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman KY1-9005, Cayman Islands. Information regarding the Funds, RTW Biotech Fund, RTW Investments and Dr. Wong, except for their percentage of beneficial ownership, is based on the Schedule 13D filed by RTW Investments, Dr. Wong and the Funds (collectively, the “RTW Reporting Persons”) on October 12, 2022 as amended by the Schedule 13D/A (Amendment No. 6) filed with the SEC on February 25, 2026 as well as information provided by the RTW Reporting Persons.

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(12)	Consists of 10,078,625 shares held by Covidien Group S.à.r.l. (“Covidien”), an affiliate of Medtronic plc (“Medtronic” and, together with Covidien, the “Medtronic Reporting Persons”). The principal business address of Covidien is Ground Floor, Espace Monterery, 40 Av Monterey, L-2163 Luxembourg. The principal business address of Medtronic is Building 2, Parkmore Business Park West, Galway, Ireland. Information relating to the Medtronic Reporting Persons. Medtronic, except for their percentage of beneficial ownership, is based solely on the Schedule 13G/A (Amendment No. 2) filed by the Perceptive Reporting Persons with the SEC on February 27, 2026.

(13)	Consists of 5,292,556 shares of common shares and Pre-Funded Warrants to purchase 386,924 shares of common stock held by Perceptive Life Sciences Master Fund, Ltd. (“Perceptive Master Fund”). Does not include Pre-Funded Warrants exercisable for 1,113,076 common shares held by Perceptive Master Fund, which are not currently exercisable due to a beneficial ownership limitation contained in the Pre-Funded Warrants. Perceptive Advisors LLC (“Perceptive Advisors”) serves as the investment manager to Perceptive Master Fund and Joseph Edelman (“Mr. Edelman” and, together with Perceptive Master Fund and Perceptive Advisors, the “Perceptive Reporting Persons”) is the managing member of Perceptive Advisors. The principal business address of the Perceptive Reporting Persons is 51 Astor Place, 10th Floor, New York, NY 10003. Information relating to the Perceptive Reporting Persons, except for their percentage of beneficial ownership, is based solely on the Schedule 13G/A (Amendment No. 3) filed by the Perceptive Reporting Persons with the SEC on November 14, 2025.

(14)	Consists of (i) 2,849,592 shares held by Tasso Partners, LLC (“Tasso”), (ii) 219,000 shares of our common stock owned by the GCL Family Trust (the "Trust"), which are beneficially owned by Dana Lorenzo, the trustee of the Trust and (iii) 30,000 warrants exercisable as of November 19, 2025 into 30,000 shares of our common stock, which are beneficially owned by Dana Lorenzo, the trustee of the Trust. Tasso Capital, LLC is the manager which controls Tasso and Dana Lorenzo controls Tasso Capital, LLC. The principal business address of Tasso is P.O. Box 503 Rumson, NJ 07760. Information relating to Tasso, except for its percentage of beneficial ownership, is based solely on the Schedule 13G filed by Tasso with the SEC on November 19, 2025 (the “Tasso 13G”). According to the Tasso 13G, Dana Lorenzo and Tasso share voting and dispositive power over 2,849,592 shares and Dana Lorenzo has sole voting and dispositive power over 249,000 shares.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2023 and any currently proposed transaction in which we or Orchestra BioMed, Inc. have participated or will participate and in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which Orchestra BioMed, Inc. or Orchestra has been or will be a participant other than compensation arrangements, which are described where required under the heading “Executive Compensation.”

Collaboration Agreement and Other Transactions with Medtronic

On June 30, 2022, Orchestra BioMed, Inc. and its subsidiary entered into an exclusive license and collaboration agreement (the “Medtronic Agreement”) with Medtronic, Inc., an affiliates of which holds more than 5% of our common stock, for the development of our lead product candidate, AVIM therapy, for the treatment of hypertension in patients indicated for a cardiac pacemaker (the “HTN+P population” or the “Primary Field”).

Under the terms of the Medtronic Agreement, we are the sponsor for the BACKBEAT study to support regulatory approval in the United States, European Union (the “EU”), Japan and other potential territories of AVIM therapy in the Primary Field and we are financially responsible for development, clinical and regulatory costs associated with this pivotal study.

Medtronic, Inc. has completed integration and associated validation and verification testing of AVIM therapy algorithms as a field downloadable addition to its premium, commercially available dual-chamber pacemaker systems for use in the pivotal study. Medtronic, Inc. is also providing clinical, regulatory, operational field clinical resources in support of the BACKBEAT study. We are reimbursing Medtronic, Inc. at cost for these development, clinical and regulatory resources. Medtronic, Inc. will integrate AVIM therapy, at our cost, as a firmware component of a premium pacemaker for potential regulatory approval and commercialization of AVIM therapy-enabled commercial devices following a successful outcome of the BACKBEAT study. On January 8, 2024, we announced that the first patient was enrolled and randomized into the BACKBEAT study. During the years ended December 31, 2025, 2024 and 2023, we reimbursed Medtronic, Inc. $8.4 million, $4.3 million and $5.7 million, respectively, for development costs pursuant to the Medtronic Agreement.

Under the terms of the Medtronic Agreement, Medtronic, Inc. will have exclusive rights in the Primary Field to commercialize AVIM-enabled pacing systems globally following receipt of regulatory approvals. Medtronic, Inc. would be entirely responsible for global commercialization following any receipt of regulatory approvals, including manufacturing, sales, marketing and distribution costs.

Under the terms of the Medtronic Agreement, we are expected to receive between $500 and $1,600 per AVIM-enabled device sold based on a formula of the higher of (1) a fixed dollar amount per AVIM-enabled device (amount varies materially on a country-by-country basis) or (2) a percentage of the AVIM therapy generated sales. This estimated range is derived from publicly-available information, our management’s knowledge of the pacemaker market, our discussions with Medtronic, Inc., and the terms of the Medtronic Agreement.

Under the terms of the Medtronic Agreement, Medtronic, Inc. has a right of first negotiation through U.S. Food and Drug Administration (“FDA”) approval of AVIM therapy for the Primary Field, to expand its global rights to AVIM therapy for the treatment of HTN patients not indicated for a pacemaker.

In addition to customary early termination provisions, the Medtronic Agreement will terminate on the date no further revenue share payments are due under the Medtronic Agreement and Medtronic, Inc.’s license under the Medtronic Agreement would become fully paid up, perpetual, irrevocable and royalty-free. Revenue share payments with respect to each applicable country (or group of countries) are to be paid for a minimum period of time determined by the latest to occur of (a) the expiration of the last valid claim of certain specified patents or (b) the date that is 12 years after the first commercial sale of any Atrioventricular Interval Modulation (“AVIM”) therapy-enabled pacemakers in the applicable country or group of countries.

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On July 31, 2025, the Company and Medtronic, Inc. entered into an amendment to the Medtronic Agreement (the “Medtronic Agreement Amendment”) to, among other things, establish a framework for the development and commercialization of future atrioventricular interval modulation-enabled devices.

Concurrently with the execution of the Medtronic Agreement Amendment, on July 31, 2025, the Company and its wholly-owned subsidiaries, Orchestra BioMed, Inc. and BackBeat Medical, LLC (“BackBeat Medical”), entered into a Loan Agreement (the “Loan Agreement”) with Medtronic Inc., pursuant to which Medtronic, Inc. agreed to extend a convertible loan to the Company in the aggregate original principal amount of $20.0 million (the “Loan”). The Loan is evidenced by a secured subordinated convertible promissory note (the “Note”) of the Company. The issuance of the Note to Medtronic, Inc. and the funding of the Loan is expected to take place on May 1, 2026.

The Note accrues simple interest at a rate of 11% per annum. The Note does not allow for prepayment without the prior consent of Medtronic, Inc. Unless earlier converted, or redeemed, the Note will mature on April 27, 2031 (the “Repayment Date”). In addition, the payment or other satisfaction of the obligations set forth in the Loan Agreement are subordinate in right of payment to the prior payment in full of the senior obligations. The obligations arising under the Loan Agreement and the Note are secured by security interests in, and pledges over, the Company’s assets, subject to certain agreed security principles, permitted liens and other customary exceptions and qualifications.

The principal balance of the Note, together with all accrued and unpaid interest thereon (collectively, the “Balance”) will automatically convert into a revenue share (the “Revenue Share Credit”), if FDA approval of a Medtronic, Inc. device incorporating AVIM is achieved prior to the Repayment Date. Upon conversion of the then outstanding Balance, the Company shall pay to Medtronic, Inc. the Revenue Share Credit, which shall equal 15% of the revenue share amounts that the Company receives under the Medtronic Agreement until such time as the total Revenue Share Credit payments equal to $40.0 million.

The Loan Agreement contains customary representations, warranties and affirmative and negative covenants. In addition, the Loan Agreement contains customary events of default that entitle Medtronic, Inc. to cause the Company’s indebtedness under the Note to become immediately due and payable, and to exercise remedies against the Company and the collateral securing the Loan. Upon the occurrence and for the duration of an event of default, an additional default interest rate equal to 2.0% per annum may apply to all obligations owed under the Loan Agreement.

In addition, in connection with the execution of the Loan Agreement, Medtronic, Inc., through its affiliate Covidien, purchased 4,209,709 shares of our common stock at $2.75 per share for an aggregate purchase price of $11,576,699.75, pursuant to a stock purchase agreement, dated as of July 31, 2025 and amended as of August 1, 2025, between the Company and Covidien.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K (“Item 404”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a “related person,” defined to include, among others, persons who meet the definition of “related person” in Item 404, were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our Audit Committee will consider all relevant facts and circumstances available to it, including, without limitation: (i) the related person’s relationship to the Company and interest in the transaction; (ii) the material facts of the proposed related person transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved; (iii) the benefits to the Company of the proposed related person transaction; (iv) if applicable, the availability of other sources of comparable products or services; and (v) an assessment of whether the proposed related person transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

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PROPOSAL NO. 4
SAY-ON-PAY PROPOSAL

We believe that our executive compensation program and policies are designed to align the interests of management with the long-term interests of stockholders. The Company strives to provide clear and concise disclosure regarding its approach to compensation, and to demonstrate how executive compensation is linked to the performance of the Company. Detailed information regarding our executive compensation program and policies, as well as the compensation of our Named Executive Officers, is set out above in the section entitled “Executive Compensation.” We urge stockholders to read that section, including the related narrative and tabular compensation disclosure included therein.

As required by Section 14A of the Exchange Act, we are seeking a vote on an advisory (non-binding) basis to approve the compensation of the Named Executive Officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies.

At the Annual Meeting, stockholders will be asked to approve, on an advisory (non-binding) basis, a resolution in the form set out below to approve the Company’s executive compensation program and policies.

The text of the resolution to be submitted to stockholders at the Annual Meeting is set out below:

“BE IT RESOLVED THAT the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the proxy statement, dated April 29, 2026, is hereby approved on a non-binding advisory basis.”

Required Vote

Approval of the Say-on-Pay Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Stockholder abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes are not considered shares present and entitled to vote on this proposal, and thus, will have no effect on the outcome of the voting on this proposal.

While this advisory vote on the compensation of the Named Executive Officers is not binding on the Company, the Board or the Compensation Committee, we value the opinions of our stockholders. Accordingly, our Board and the Compensation Committee will consider the outcome of this advisory vote when considering future compensation policies, procedures and decisions with respect to our Named Executive Officers. We expect to have our next “say-on-pay” vote at our 2027 annual meeting of stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” THE SAY-ON-PAY PROPOSAL

56

PROPOSAL NO. 5
SAY-ON-FREQUENCY PROPOSAL

In accordance with the Section 14A of the Exchange Act, the Company must hold an advisory (non-binding) vote on the frequency of presenting “say-on-pay” votes to its stockholders at least once every six years. This proposal is commonly known as a “say-on-frequency” proposal, and this is our first “say-on-frequency” vote.

You are being asked to vote, on an advisory basis, whether you would prefer an advisory vote on the compensation of our Named Executive Officers to occur every one, two or three years. We expect to conduct our next “say-on-frequency” vote in 2032 (and every six years thereafter).

Our Board, upon the recommendation of the Compensation Committee, has determined that holding an advisory vote on executive compensation every year is the most appropriate alternative for the Company. While the Company’s executive compensation programs are designed to promote a long-term alignment between pay and performance, our Board recognizes that compensation disclosures are made annually. Holding an annual advisory vote on executive compensation would establish the practice of stockholders providing the Company with more direct and immediate feedback on such compensation disclosure. Although the ”say on frequency” vote is non-binding, the Compensation Committee and the Board take shareholder input very seriously and will take the outcome of the vote into consideration when making future decisions about executive compensation.

Required Vote

You may select “1 Year”, “2 Years,” “3 Years” or “Abstain” with respect to the Say-on-Frequency Proposal. You are not voting to approve or disapprove the Board’s recommendation on the Say-on-Frequency Proposal. The selection that receives the greatest number of votes cast at the Annual Meeting will be deemed to have received the recommendation of the stockholders. Stockholder abstentions and broker non-votes will have no effect on the outcome of the voting on this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE OPTION

TO HAVE A SAY-ON PAY VOTE EVERY “1 YEAR”

57

2025 ANNUAL REPORT AND SEC FILINGS

Our financial statements for the year ended December 31, 2025 are included in our Annual Report, which we will make available to stockholders at the same time as this Proxy Statement. Our Annual Report and this Proxy Statement are posted on our website at www.orchestrabiomed.com and are available from the SEC at its website at www.sec.gov. Information on or accessible through our website is not incorporated by reference into this Proxy Statement. You may also obtain a copy of our Annual Report without charge by sending a written request to Investor Relations, Orchestra BioMed Holdings, Inc., 150 Union Square Drive, New Hope, Pennsylvania 18938.

OTHER MATTERS

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet or telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card or voting instruction form in the envelope that has also been provided.

THE BOARD OF DIRECTORS

New Hope, PA

April 29, 2026

58

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 22, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OBIO2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 22, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95254-P45909 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ORCHESTRA BIOMED HOLDINGS, INC.

The Board of Directors recommends you vote "For" each of the nominees listed in proposal 1:

1. Election of Class III Directors

Nominees:	**For**	**Withhold**
1a. David Hochman	☐	☐
1b. Darren Sherman	☐	☐
1c. Eric Fain	☐	☐

The Board of Directors recommends you vote "For" the following proposals:

The Board of Directors recommends you vote "1 Year" for the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Orchestra BioMed Holdings, Inc.

2026 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, June 23, 2026

12:00 p.m. (noon) Eastern Time

The Notice and Proxy Statement and the Form 10-K are available at www.proxyvote.com.

V95255-P45909

ORCHESTRA BIOMED HOLDINGS, INC.
Annual Meeting of Stockholders
June 23, 2026 12:00 p.m. (noon) Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints David P. Hochman, Darren R. Sherman and Andrew L. Taylor (each with the power to act alone and with full power of substitution) to vote, as designated herein, all shares of common stock of Orchestra BioMed Holdings, Inc. the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at **www.virtualshareholdermeeting.com/OBIO2026** at 12:00 p.m. (noon) Eastern Time on Tuesday, June 23, 2026 or any adjournments or postponements thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE THROUGH THE INTERNET OR BY TELEPHONE.

If you vote through the Internet or by telephone, please DO NOT mail back this proxy card.

Continued and to be signed on reverse side